          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         RUSS BERRIE AND COMPANY, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                         RUSS BERRIE AND COMPANY, INC.
                                111 BAUER DRIVE
                           OAKLAND, NEW JERSEY 07436

                                                                  March 13, 1998

Dear Shareholder:

     It is my pleasure, on behalf of your Board of Directors, to extend to you a cordial invitation to attend our Annual Meeting of Shareholders which will be held this year at The Sheraton Parsippany Hotel (formerly, the Sheraton Tara Hotel), 199 Smith Road, Parsippany, New Jersey, at 2:00 P.M. on Wednesday, April 22, 1998.

     At the meeting, shareholders will be asked to elect 9 directors; to approve
(i) a Stock Option Plan for Outside Directors, (ii) a Stock Option and Restricted Stock Plan, (iii) a Stock Option Plan, and (iv) an Employee Stock Purchase Plan; and to transact such other business as may properly come before the meeting.

     I look forward to greeting you at the meeting. Whether or not you expect to attend, I urge you to sign and return your proxy card immediately.

                                          Sincerely,

                                          /s/ Russell Berrie
                                          RUSSELL BERRIE
                                          Chairman

                         RUSS BERRIE AND COMPANY, INC.
                                111 BAUER DRIVE
                           OAKLAND, NEW JERSEY 07436

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD WEDNESDAY, APRIL 22, 1998

     The Annual Meeting of Shareholders of Russ Berrie and Company, Inc. will be held this year at The Sheraton Parsippany Hotel (formerly, the Sheraton Tara Hotel), 199 Smith Road, Parsippany, New Jersey on Wednesday, April 22, 1998, at 2:00 P.M., for the following purposes:

     1. To elect 9 directors to serve until the next Annual Meeting of Shareholders and until their successors shall have been elected and qualified;

     2. To adopt a new Stock Option Plan for Outside Directors to take effect on January 1, 1999;

     3. To adopt a new Stock Option and Restricted Stock Plan to take effect on January 1, 1999;

     4. To adopt a new Stock Option Plan to take effect on January 1, 1999;

     5. To adopt a new Employee Stock Purchase Plan to take effect on January 1, 1999; and

     6. To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on March 6, 1998 are entitled to notice of and to vote at such meeting.

                                          BY ORDER OF THE
                                          BOARD OF DIRECTORS,

                                          /s/ Arnold S. Bloom
                                          ARNOLD S. BLOOM
                                          Secretary

Oakland, New Jersey
March 13, 1998

Please complete, date, sign, and promptly return your proxy card in the enclosed envelope.

                         RUSS BERRIE AND COMPANY, INC.
                                111 BAUER DRIVE
                           OAKLAND, NEW JERSEY 07436

                                PROXY STATEMENT
                              DATED MARCH 13, 1998

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Russ Berrie and Company, Inc. (the "Company") of proxies for use at the Annual Meeting of Shareholders of the Company to be held on Wednesday, April 22, 1998, at 2:00 P.M., at The Sheraton Parsippany Hotel (formerly, the Sheraton Tara Hotel), 199 Smith Road, Parsippany, New Jersey, and at any adjournments thereof.

     Shareholders of record at the close of business on March 6, 1998, will be entitled to one vote for each share they then held on all matters to come before the meeting. There were outstanding on that date 22,196,863 shares of common stock of the Company, stated value $.10 per share ("Common Stock"). The Company has no other class of stock outstanding. The holders of a majority of the shares of Common Stock entitled to vote at the meeting will constitute a quorum.

     An executed proxy may be revoked at any time by written notification to the Secretary of the Company if such notice is actually received by the Secretary before such proxy is exercised, or by attending and voting at the meeting in person. Proxies in the accompanying form which are properly executed by shareholders, duly returned to the Company and not revoked will be voted in the manner specified. If no specification is indicated, the proxy will be voted as indicated below. The cost of solicitation will be borne by the Company.

     The Annual Report of the Company for the fiscal year ended December 31, 1997, accompanies this Proxy Statement, but is not part of the proxy soliciting materials.

     This Proxy Statement and the form of proxy will be mailed to shareholders on or about March 23, 1998.

                             ELECTION OF DIRECTORS

     Nine directors are to be elected to hold office until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified. The election of directors requires the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the meeting. It is intended that proxies in the accompanying form which do not withhold the authority to vote for any or all of the nominees will be voted for the election as directors of the persons named below. Should any nominee become unable or unwilling to serve as a director, the proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees who would be nominated by the Board of Directors in place of those who are not candidates. At this time, the Board of Directors knows of no reason why any nominee might not be a candidate at the meeting. The information concerning the nominees has been furnished by them to the Company.

                                     DIRECTOR                     PRINCIPAL OCCUPATION;
          NAME(1)             AGE     SINCE                        OTHER DIRECTORSHIPS
          -------             ---    --------                     ---------------------
Raphael Benaroya............  50       1993      Chairman of the Board, President and Chief Executive
                                                 Officer, since 1988, of United Retail Group, Inc., which
                                                 operates a chain of retail specialty stores. Mr.
                                                 Benaroya is also Managing Director of American Licensing
                                                 Group, L.P., which specializes in consumer goods' brand
                                                 name licensing.
Angelica Berrie.............  43      1998*      Director -- Product Development of the Company since
                                                 November 1991.

                                     DIRECTOR                     PRINCIPAL OCCUPATION;
          NAME(1)             AGE     SINCE                        OTHER DIRECTORSHIPS
          -------             ---    --------                     ---------------------
Russell Berrie..............  65       1966      Chairman and Chief Executive Officer of the Company
                                                 since its incorporation in 1966. Mr. Berrie is the
                                                 founder of the Company. Mr. Berrie is also a Director of
                                                 United Retail Group, Inc.
A. Curts Cooke..............  61     1982**      Consultant to the Company since February 1998. President
                                                 and Chief Operating Officer of the Company from March
                                                 1990 through January 1998.
Ilan Kaufthal...............  50       1995      Vice Chairman, since April 1997, of Schroder & Co., Inc.
                                                 (formerly known as Schroder, Wertheim & Co., Inc.), an
                                                 investment banking firm. Managing Director, from
                                                 February 1987 to March 1997, of Schroder & Co., Inc. Mr.
                                                 Kaufthal is also a Director of United Retail Group,
                                                 Inc., Cambrex Corporation, a company which manufactures
                                                 specialty chemicals, and ASI Solutions Incorporated, a
                                                 company which provides human resources outsourcing
                                                 services.
Charles Klatskin............  63       1983      Chairman of the Board and President of Charles Klatskin
                                                 Company, Inc., a commercial real estate brokerage and
                                                 development firm, since its incorporation in 1966.
Joseph Kling................  68     1988***     President and Chief Executive Officer of Pamsco, Inc., a
                                                 consulting company, since April 1991. Mr. Kling is also
                                                 a Director of Lancit Media Productions, Ltd., which
                                                 produces children's television programming.
William A. Landman..........  45       1994      Principal and Director of Acquisitions of CMS Companies,
                                                 an investment firm, since 1987. Mr. Landman is also a
                                                 Director of Comtrex Systems Corp., which manufactu\res
                                                 cash registers.
Sidney Slauson..............  88       1978      Mr. Slauson was General Counsel to the Company from 1966
                                                 through 1990. From 1990 until June 30, 1995, Mr. Slauson
                                                 was of counsel to Rosner and Feltman, a law firm which
                                                 provided legal services to the Company. Mr. Slauson is
                                                 currently retired.

---------------

   (1) Mr. Paul Cargotch, Executive Vice President and Chief Financial Officer of the Company, and a Director, has resigned effective April 17, 1998. He will not stand for re-election to the Board of Directors of the Company.

   * Mrs. Angelica Berrie, the wife of Russell Berrie, Chairman and Chief Executive Officer of the Company, was elected to the Board of Directors on February 2, 1998.

 ** For further information regarding Mr. Cooke's employment arrangement with the Company, see "Employment Agreements and Arrangements".

 *** Mr. Kling did not stand for re-election to the Board of Directors of the Company in April 1995, but was re-elected as a Director in October 1995.

               THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The Board of Directors of the Company held four meetings during 1997. The Audit Committee of the Board of Directors, which held two meetings during 1997, consisted of Messrs. Ilan Kaufthal and Charles Klatskin. Effective April 24, 1997, Mr. William A. Landman replaced Mr. Klatskin as a member of the Audit Committee. The Audit Committee is responsible for ensuring maintenance of an adequate system of internal financial controls, causing the books of account and annual financial statements of the Company to be audited by certified public accountants, discussing with the certified public accountants the results of their audit, and recommending to the Board of Directors the appointment of certified public accountants. The Compensation Committee, which held one meeting during 1997, consists of Messrs. Benaroya, Landman and Slauson. The Compensation Committee reviews and recommends to the Board of Directors remuneration arrangements for senior management of the Company and various Company compensation plans. The report of the Compensation Committee is set forth in this Proxy Statement. There is no standing nominating committee. All of the directors attended, in 1997, at least 75% of the aggregate number of meetings of the Board of Directors and the Audit Committee and Compensation Committee (if they were members of those Committees) except Mr. Klatskin who attended 50% of such meetings.

                             DIRECTOR COMPENSATION

     Directors who are full-time employees of the Company receive no additional compensation for services as a director. Each director who is not an employee of the Company receives $8,000 per year plus $1,000 for each Board meeting and $1,000 for each Audit or Compensation Committee meeting attended.* In addition, until December 31, 1988, the Russ Berrie and Company, Inc. Stock Option Plan for Outside Directors (the "1984 Directors Plan") provided for the granting of non-qualified stock options (and was amended to include stock appreciation rights ("SARs")) to members of the Board of Directors who were not officers or other employees of the Company and who did not own Common Stock as of the effective date of the plan. The 1984 Directors Plan terminated on December 31, 1988, although options and SARs previously granted could have been exercised beyond that date (with no options or SARs exercisable later than January 1, 1998). In 1997, Mr. Klatskin exercised options pursuant to the 1984 Directors Plan, for 3,000 shares of Common Stock at an exercise price of $14.25 per share. Commencing January 1, 1989, directors who were not officers or other employees of the Company became eligible to receive non-qualified stock options and related SARs, if granted, under the Company's 1989 Stock Option Plan for Outside Directors (the "1989 Directors Plan"). (See "1989 Director's Plan" below.) Commencing January 1, 1994, directors who were not officers or other employees of the Company became eligible to receive non-qualified stock options under the Company's 1994 Stock Option Plan for Outside Directors (the "1994 Directors Plan" and, together with the 1989 Directors Plan, "All Directors Plans"). (See "1994 Directors Plan" below.)

ALL DIRECTORS PLANS

     All Directors Plans are currently administered by a committee comprised of two members of the Board of Directors who are not participants in any of such plans: Russell Berrie and Paul Cargotch.

     Options granted under All Directors Plans vest and become exercisable one year after the date of grant and remain exercisable for ten years from the date of grant. Options are transferable to spouses, lineal

---------------

* Mr. Cooke, former President and Chief Operating Officer of the Company, retired on January 31, 1998. See "Employment Agreements and Arrangements". Mr. Cooke, who has been engaged as a consultant to the Company until January 31, 1999, does not receive compensation (including stock options) for serving as a Director during the year in which he is engaged as a consultant to the Company.

descendants, certain trusts and charitable organizations; otherwise, such options are not transferable other than by will or under the laws of descent and distribution, and are exercisable only by the grantee or a permitted transferee or by the grantee's or permitted transferee's legal representative(s) after death or disability. If the grantee ceases to be a member of the Board of Directors for reasons other than death or disability, non-vested options expire immediately and vested options are only exercisable for 30 days thereafter, or the remaining option term, if shorter. In the event of the grantee's death or disability, non-vested options shall vest and all outstanding options may be exercised within 12 months after the death or disability or the remaining option term, if shorter.

     Options granted under All Directors Plans are issued on each January 1 at an exercise price equal to the closing market price of the Common Stock on the New York Stock Exchange on the first trading day of each such year.

1989 DIRECTORS PLAN

     A total of 150,000 shares of Common Stock have been reserved for the grant of options and related SARs, if any, under the 1989 Directors Plan. Grantees have been granted options to purchase 3,000 shares of Common Stock in each year from 1989 through 1993. In 1997, Mr. Klatskin exercised options, pursuant to the 1989 Directors Plan, for 3,000 shares of Common Stock at an exercise price of $12.67 per share, and Mr. Slauson exercised options, pursuant to the 1989 Directors Plan, for 3,000 shares of Common Stock at an exercise price of $12.67 per share and 3,000 shares of Common Stock at an exercise price of $12.50 per share.

     Until December 31, 1991, the committee administering the 1989 Directors Plan had the discretion to grant SARs subject to related options, which are exercisable only to the same extent and subject to the same terms and conditions as the related options. In general, a grantee who exercises an SAR will be entitled to securities and/or cash in an amount equal to the excess of the closing market price of the Common Stock on the New York Stock Exchange on the date of exercise over the exercise price of the related option, multiplied by the number of shares as to which the SAR is exercised. Exercise of all or any part of an SAR will reduce on a share-for-share basis the number of shares subject to a grantee's related option. Payment due upon exercise of an SAR shall be made (i) in cash, (ii) in Common Stock, or (iii) partly in cash and partly in Common Stock, all as determined by the committee in its discretion.

     This plan terminated on December 31, 1993, although options and SARs previously granted may be exercised beyond that date.

1994 DIRECTORS PLAN

     A total of 150,000 shares of Common Stock have been reserved for the grant of options under the 1994 Directors Plan. Grantees have been granted options to purchase 3,000 shares of Common Stock in each year from 1994 through 1998. In 1997 and 1998, options were granted to all eligible directors at an exercise price of $18.50 per share and $26.25 per share, respectively.

     No options granted under the 1994 Directors Plan were exercised in 1997.

                             EXECUTIVE COMPENSATION

                         COMPENSATION COMMITTEE REPORT

CHIEF EXECUTIVE OFFICER

     Mr. Russell Berrie, Chairman and Chief Executive Officer of the Company, is party to an employment arrangement with the Company that provides for compensation, in 1997, consisting of a base salary at an annual rate of $425,000 and a bonus equal to 1% of the Company's net income after taxes ("Incentive Compensation"). Mr. Berrie does not participate in any of the Company's stock option or restricted stock plans. The bonus arrangement has been in effect since July 1, 1983, prior to the Company's initial public offering.

     The Compensation Committee (the "Committee") and Mr. Berrie discuss his base compensation annually. For 1998, the Committee and Mr. Berrie concluded that his base compensation should be increased by 12% to $475,000 plus the Incentive Compensation.

     The Committee has not conducted a study of chief executive officer compensation at companies comparable to the Company. The Committee believes that basing a substantial portion of Mr. Berrie's compensation on a fixed percentage of the Company's net income after taxes provides an appropriate linkage between his compensation and the Company's performance. The Committee also notes that, although Mr. Berrie does not participate in any of the Company's stock option or restricted stock plans, he is the beneficial owner of approximately 50% of the outstanding Common Stock.

OTHER EXECUTIVE OFFICERS

     The Committee determines the compensation of executive officers, other than the chief executive officer, in consultation with Mr. Berrie. Generally, the compensation received by these individuals consists of the following principal components: base salary, cash bonuses, stock options and, for four executive officers (one of whom left the employ of the Company in April 1997), restricted stock awards under the Company's 1994 Stock Option and Restricted Stock Plan (including predecessor plans, the "Stock Option and Restricted Stock Plans"). The Committee, after discussion with Mr. Berrie, has followed a policy of determining increases in base compensation based principally upon the Company's and the individual executive officer's performance. In 1997, one executive officer, Mr. James O'Reardon, who was promoted to Vice President -- Administration in September 1997, received an increase in his base compensation at the time of his promotion.

     The Committee views stock options and restricted stock awards as serving two functions: compensation to executive officers and providing executive officers with an equity stake in the Company that aligns their interests with shareholders. In January 1997, executive officers received grants of stock options under the Company's 1994 Stock Option and Restricted Stock Plan to purchase stock having an aggregate fair market value (measured at the date of grant) ranging from 32% to 40% of base compensation. Three of the executive officers named in the Summary Compensation Table, and one other executive officer who left the employ of the Company in April 1997, received restricted stock awards under the Company's Stock Option and Restricted Stock Plans relating to shares having a fair market value (measured at the date of grant) equal to 33.3% of 80% of base compensation. Although the amount of these awards does not vary on the basis of the recipients' other holdings of the Company's stock, it may vary on the basis of the Company's performance or other factors deemed relevant by the Compensation Committee. The ultimate value to the recipient of such awards depends upon the market price of the Company's Common Stock.

     Awards of cash bonuses to executive officers are based upon a bonus pool in which approximately 70 of the Company's personnel participate and are paid if the Company exceeds certain operating profit levels from its core domestic business. Participants are eligible to receive a maximum award ranging from 50% (in the case of certain executive officers) to 4% of the recipient's base salary. Participants receive the maximum bonus for which they are eligible if the amount of the bonus pool is sufficient to pay the maximum bonus to all participants; otherwise, each participant receives the same percentage of the bonus pool as such participant would have received had maximum bonuses been paid. (See also "Summary Compensation Table".)

     Additional awards of cash bonuses to executive officers (and certain other eligible personnel) are also paid if the Company exceeds certain goals of profitability from its core domestic business. Participants are eligible to receive an award ranging from 2% to 10% of the recipient's base salary depending upon the level of operating profit for the relevant period.

     Mr. Berrie does not participate in the bonus pool or additional cash bonus described above.

              Russ Berrie and Company, Inc. Compensation Committee
     Raphael Benaroya, William A. Landman and Sidney Slauson, 1997 Members

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In 1997, the Compensation Committee consisted of Messrs. Benaroya, Landman and Slauson.

     Russell Berrie, Chairman and Chief Executive Officer of the Company, serves as a member of the Board of Directors of United Retail Group, Inc. Raphael Benaroya, the Chairman of the Board, President and Chief Executive Officer of United Retail Group, Inc., serves on the Compensation Committee of the Board of Directors of the Company.

                         RUSS BERRIE AND COMPANY, INC.
             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
               RUSS BERRIE AND COMPANY, INC., THE S & P 500 INDEX
                            AND PEER GROUP COMPANIES

                                  'RUSS
     MEASUREMENT PERIOD         BERRIE AND        S&P 500         PRIOR PEER        CURRENT
   (FISCAL YEAR COVERED)        CO., INC.'         INDEX            GROUP          PEER GROUP
DEC-92                            100.00           100.00           100.00           100.00
DEC-93                             87.06           110.08           120.27           121.88
DEC-94                             81.87           111.53            96.66           110.83
DEC-95                             78.49           153.45           103.64           112.75
DEC-96                            115.98           188.68           119.59           106.86
DEC-97                            173.87           251.63           149.37           134.68

     Assumes $100 invested December 31, 1992, and reinvestment of all dividends.

     Current Peer Group Companies are as follows: American Greetings (Class A), Cross (A.T.) & Co. (Class A), Department 56 Inc. (Series A), First Years, Inc., Gibson Greetings Inc., Ohio Art Co., Stanhome Inc. and Tandycrafts Inc.

     Prior Peer Group Companies are as follows: American Greetings (Class A), Cross (A.T.) & Co. (Class A), Galoob (Lewis) Toys Inc., Gibson Greetings Inc., Hasbro Inc., First Years, Inc., Ohio Art Co. and Tandycrafts Inc.

     Peer Group Companies were selected on the basis of similarity of their products or distribution channels to those of the Company.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of March 1, 1998, the shares of Common Stock beneficially owned by each director of the Company, by certain executive officers of the Company and by all directors and officers of the Company as a group.

                                                                         TOTAL SHARES    APPROXIMATE
                                                            SHARES OF     OF COMMON     PERCENTAGE OF
                                                              COMMON        STOCK        OUTSTANDING
                NAME OF DIRECTOR, OFFICER                     STOCK      BENEFICIALLY      COMMON
                   OR IDENTITY OF GROUP                      OWNED(1)    OWNED(1)(2)     STOCK(1)(2)
                -------------------------                   ----------   ------------   -------------
Raphael Benaroya..........................................         720        12,720           *
Angelica Berrie(3)........................................     201,000       204,918           *
Russell Berrie(4).........................................  11,126,534    11,130,452        50.2
Paul Cargotch(5)..........................................       3,099         8,723           *
Ricky Chan(5).............................................       6,013        14,855           *
A. Curts Cooke(5).........................................         675           675           *
Ilan Kaufthal.............................................         -0-         6,000           *
Charles Klatskin..........................................       3,100        27,100           *
Joseph Kling..............................................         -0-         6,000           *
William A. Landman........................................          65         9,065           *
Y.B. Lee(5)...............................................       2,552        18,416           *
Sidney Slauson............................................      10,000        24,000           *
Leslie Berrie, Russell Berrie and Myron Rosner, as
  co-trustees under The Leslie Berrie 1993 Trust(6).......     126,541       126,541           *
All directors and officers as a group (20
  persons)(4)(5)(7).......................................  11,152,908    11,290,092        50.6

---------------
* Less than 1%

(1) Each individual has the sole power to vote and dispose of the shares of Common Stock, except as provided in notes 3, 4 and 6 below; and, in the case of restricted shares granted under Russ Berrie and Company, Inc. Stock Option and Restricted Stock Plans, subject to the provisions of such plans.

(2) Includes the number of shares subject to stock options granted by the Company which are exercisable within 60 days.

(3) Includes (a) 1,000 shares held by The Angelica 1992 Trust, and (b) 200,000 shares held of record by The Russell Berrie 1995 Annuity Trust, of which Mrs. Berrie is a co-trustee possessing shared voting power and shared dispositive power as to the shares held by such trust. Shares deemed to be beneficially owned also include 3,918 shares subject to stock options.

(4) Includes (a) 941,333 shares held of record by Mr. Russell Berrie, (b) 8,203,542 shares held of record by The Russell Berrie 1991 Trust, of which Mr. Berrie is the grantor possessing the unrestricted power to revoke the trust, a co-trustee with Mr. Myron Rosner possessing shared voting power and shared dispositive power with respect to the shares held by such trust and, until his death, the sole beneficiary, (c) 653,968 shares held of record by The Russell Berrie 1996 Annuity Trust, of which Mr. Berrie is the grantor and a co-trustee with Mr. Rosner possessing shared voting power and shared dispositive power with respect to the shares held by such trust, (d) 1,000,000 shares held of record by The Russell Berrie 1997 Annuity Trust, of which Mr. Berrie is the grantor and a co-trustee with Mr. Rosner possessing shared voting power and shared dispositive power with respect to the shares held by such trust, and (e) 150 shares held of record by Mr. Berrie as custodian for one of his daughters. Also includes (a) 1,000 shares held by The Angelica 1992 Trust for the benefit of Mr. Berrie's spouse, (b) 200,000 shares held of record by The Russell Berrie 1995 Annuity Trust, of which Mr. Berrie's spouse is a co-trustee possessing shared voting power and shared dispositive power, and (c) 126,541 shares held of record by The Leslie

    Berrie 1993 Trust, of which Mr. Berrie is a co-trustee; all of which Mr. Berrie disclaims beneficial ownership (see "Security Ownership of Management" table above and footnotes (3) and (6) herein). Does not include shares of Common Stock held beneficially and of record by The Russell Berrie Foundation (262,726 shares). Mr. Berrie is a co-trustee of the Foundation. Shares deemed to be beneficially owned also include 3,918 shares subject to stock options held by Mr. Berrie's spouse, of which Mr. Berrie disclaims beneficial ownership.

(5) Includes shares awarded under the Company's Stock Option and Restricted Stock Plans which are not vested as of March 1, 1998, as follows: 2,479 shares for Mr. Cargotch; 5,336 shares for Mr. Chan; 2,042 shares for Mr. Lee; and 9,857 shares for all directors and officers as a group.

(6) Leslie Berrie, Russell Berrie and Myron Rosner are co-trustees, each having the power to vote and dispose of these shares. Messrs. Berrie and Rosner disclaim beneficial ownership of these shares.

(7) Includes shares held by trusts included in the table.
             ------------------------------------------------------

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth as of March 1, 1998, with respect to each person who is known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock: (i) the name and address of such owner, (ii) the number of shares beneficially owned, and (iii) the percentage of the total number of shares of Common Stock outstanding so owned.

                    NAME AND ADDRESS OF                        NUMBER OF SHARES    PERCENT
                      BENEFICIAL OWNER                        BENEFICIALLY OWNED   OF CLASS
                    -------------------                       ------------------   --------
Russell Berrie (1)..........................................      11,130,452(2)      50.2
111 Bauer Drive
Oakland, New Jersey 07436

---------------
(1) Includes (a) 941,333 shares held of record by Mr. Russell Berrie, (b) 8,203,542 shares held of record by The Russell Berrie 1991 Trust, of which Mr. Berrie is the grantor possessing the unrestricted power to revoke the trust, a co-trustee with Mr. Myron Rosner possessing shared voting power and shared dispositive power with respect to the shares held by such trust and, until his death, the sole beneficiary, (c) 653,968 shares held of record by The Russell Berrie 1996 Annuity Trust, of which Mr. Berrie is the grantor and a co-trustee with Mr. Rosner possessing shared voting power and shared dispositive power with respect to the shares held by such trust, (d) 1,000,000 shares held of record by The Russell Berrie 1997 Annuity Trust, of which Mr. Berrie is the grantor and a co-trustee with Mr. Rosner possessing shared voting power and shared dispositive power with respect to the shares held by such trust, and (e) 150 shares held of record by Mr. Berrie as custodian for one of his daughters. Also includes (a) 1,000 shares held by The Angelica 1992 Trust for the benefit of Mr. Berrie's spouse, (b) 3,918 shares held by Mr. Berrie's spouse subject to stock options granted by the Company which are exercisable within 60 days, (c) 200,000 shares held of record by The Russell Berrie 1995 Annuity Trust, of which Mr. Berrie's spouse is a co-trustee possessing shared voting power and shared dispositive power, and (d) 126,541 shares held of record by The Leslie Berrie 1993 Trust, of which Mr. Berrie is a co-trustee; all of which Mr. Berrie disclaims beneficial ownership (see "Security Ownership of Management" table above and footnotes (3) and (6) therein). Does not include shares of Common Stock held beneficially and of record by The Russell Berrie Foundation (262,726 shares). Mr. Berrie is a co-trustee of the Foundation.

(2) Of Mr. Berrie's 11,130,452 shares, Mr. Myron Rosner, in his capacity as a trustee, is deemed also to be the beneficial owner of 10,184,051 shares. Mr. Rosner's trusteeships are as follows: (a) 8,203,542 shares held of record by The Russell Berrie 1991 Trust, of which Mr. Rosner is a co-trustee with Mr. Berrie possessing shared voting power and shared dispositive power with respect to the shares held by such trust, subject to Mr. Berrie's unrestricted power to revoke the trust, (b) 239,356 shares held of record by The Russell Berrie 1995 Annuity Trust, of which Mr. Rosner is a co-trustee possessing shared voting power and shared dispositive power with respect to 200,000 shares held by such trust and of which Mr. Rosner is a trustee possessing sole voting power and sole dispositive power with respect to 39,356 shares held by such trust, (c) 653,968 shares held of record by The Russell Berrie 1996 Annuity Trust, of which Mr. Rosner is a co-trustee with Mr. Berrie possessing shared voting power and shared dispositive power with respect to the shares held by such trust, (d) 1,000,000 shares held of record by The Russell Berrie 1997 Annuity Trust, of which Mr. Rosner is a co-trustee with Mr. Berrie possessing shared voting power and shared dispositive power with respect to the shares held by such trust, and (e) 126,541 shares held of record by The Leslie Berrie 1993 Trust, of which Mr. Rosner is a co-trustee and of which Mr. Rosner disclaims beneficial ownership. Mr. Rosner also owns (a) 4,837 shares held of record by The Myron Rosner P.A. Pension Plan, of which Mr. Rosner has sole voting power and sole dispositive power with respect to the shares, (b) 720 shares held by a Keogh plan, of which Mr. Rosner has sole voting power and sole dispositive power with respect to the shares, and (c) 750 shares held by Mr. Rosner as joint tenant with his spouse, of which Mr. Rosner has shared voting power and shared dispositive power with respect to the shares. In all capacities, Mr. Rosner is deemed to be the beneficial owner of 10,229,714 shares (approximately 46.2 percent of the outstanding Common Stock of the Company). Mr. Rosner's ownership does not include shares of Common Stock held beneficially and of record by The Russell Berrie Foundation (262,726 shares). Mr. Rosner is a co-trustee of the Foundation. Mr. Rosner is a partner at Wilentz, Goldman & Spitzer, P.A., 90 Woodbridge Center Drive, Woodbridge, New Jersey 07095.

             -----------------------------------------------------------

                             EXECUTIVE COMPENSATION

     The following table sets forth compensation for the years ended December 31, 1997, 1996 and 1995 paid to or accrued for the benefit of the Chief Executive Officer and the other four most highly compensated executive officers of the Company as of December 31, 1997:

                           SUMMARY COMPENSATION TABLE

                                       ANNUAL COMPENSATION(1)              LONG-TERM COMPENSATION
                                    -----------------------------   -------------------------------------
                                                           OTHER                    SECURITIES
                                                          ANNUAL     RESTRICTED     UNDERLYING     LTIP     ALL OTHER
                                                          COMPEN-      STOCK         OPTIONS/     PAYOUTS    COMPEN-
NAME AND PRINCIPAL POSITION  YEAR    SALARY     BONUS     SATION    AWARDS($)(2)   SARS(SHARES)     ($)     SATION(3)
---------------------------  ----    ------     -----     -------   ------------   ------------   -------   ---------
Russell Berrie,...........   1997   $425,000   $834,583   $25,893         -0-           -0-         -0-     $259,107
Chairman and Chief           1996    364,000    321,770    25,356         -0-           -0-         -0-      260,044
  Executive Officer          1995    350,000    170,400    25,392         -0-           -0-         -0-      260,610
A. Curts Cooke,...........   1997    300,006     32,769    10,485         -0-           -0-         -0-        4,239
President and Chief          1996    300,006    185,773    11,399     $79,992         7,046         -0-        4,500
  Operating Officer(4)       1995    292,507    121,458    10,430      77,990         6,807         -0-        4,500
Ricky Chan,...............   1997    235,000    122,019     4,574      62,660         4,064         -0-       54,239
Senior Vice President --     1996    190,000    117,654     3,754         -0-         5,577         -0-        4,500
  Product Development        1995    165,011     49,376     3,701         -0-         2,818         -0-        4,500
Paul Cargotch,............   1997    215,000    111,635     4,862      57,332         3,718         -0-        4,239
Executive Vice President
  and                        1996    183,750    118,327     5,344         -0-         5,137         -0-        4,500
  Chief Financial
  Officer(5)                 1995    167,500     69,551     4,876         -0-         4,872         -0-        4,500
Y.B. Lee,.................   1997    177,100     88,550       -0-      47,212         3,063         -0-           88
President -- Far East        1996    146,125     70,000       -0-         -0-         4,110         -0-           94
  Operations                 1995    132,480     52,470       -0-         -0-         3,854         -0-           92

---------------

(1) While the aggregate of "Other Annual Compensation" received by the named executive officers is lower than the lesser of $50,000 or 10 percent of total annual salary and bonus for each named executive officer, the perquisites and other personal benefits included within the "Other Annual Compensation" which individually exceed 25% of the total perquisites and other personal benefits for each named executive officer include (i) Mr. Berrie's travel allowance ($20,800) for each of years 1997, 1996 and 1995,
    (ii) Mr. Cooke's personal use of a Company car (valued at $2,351 for 1997 and $3,083 for each of years 1996 and 1995), and the premium ($4,319) paid by the Company for each of years 1997, 1996 and 1995, on Mr. Cooke's behalf for long-term disability insurance, (iii) Mr. Chan's personal use of a Company car (valued at $3,083 for 1997 and $2,917 for each of years 1996 and 1995), and (iv) Mr. Cargotch's personal use of a Company car (valued at $2,917 in each of years 1997 and 1996 and $2,960 for 1995). All salary and bonus payments are reported for the year in which they are earned.

(2) Value is calculated by multiplying the number of shares awarded by the closing price of the Common Stock on the New York Stock Exchange on the date of grant. 18,732 shares of restricted stock were held by the named executive officers at December 31, 1997, with an aggregate value as of such date of $491,715 (calculated by multiplying the number of shares held by the closing price of the Common Stock on the New York Stock Exchange on December 31, 1997, the last day of the Company's last completed fiscal year). At December 31, 1997, the value of Mr. Cooke's holdings was $254,467, Mr. Cargotch's was $81,349, Mr. Chan's was $88,909 and Mr. Lee's was $66,990. The number of shares of restricted stock awarded in 1997, 1996 and 1995 to (i) Mr. Cooke is 0, 5,871 and 5,672, respectively, (ii) Mr. Cargotch is 3,099, 0 and 0, respectively, (iii) Mr. Chan is 3,387, 0 and 0, respectively, and (iv) Mr. Lee is 2,552, 0 and 0, respectively. Restricted stock awards vest over five years at 20 percent per year provided the recipient remains in the employ of the Company or as otherwise provided under the applicable plan. (For further information regarding Mr. Cooke's restricted stock, see "Employment Agreements and Arrangements".) Dividends are paid on all outstanding restricted stock.

(3) For Mr. Berrie, "All Other Compensation" consists of $254,868 paid in 1997, $255,544 paid in 1996 and $256,110 paid in 1995 for split dollar life insurance policies on the joint lives of Mr. Berrie and his spouse. The split dollar life insurance policies have been assigned to the Company to secure repayment of the premiums. For Mr. Chan, "All Other Compensation" consists of $50,000 paid in 1997 for the premium on a life insurance policy for Mr. Chan. See "Employment Agreements and Arrangements". For all named executive officers, "All Other Compensation" consists of the Company's contributions under the retirement plan/401(k) Plan during 1995, 1996 and 1997. Does not include investment gains or losses under the retirement plan/401(k) Plan. (See "401(k) Plan".) Since the Company contributions to the retirement plan/40l(k) Plan are not fixed, and because it is impossible to calculate future income, it is not currently possible to calculate an individual participant's retirement benefits.

(4) Mr. Cooke retired on January 31, 1998. See "Employment Agreements and Arrangements".

(5) Mr. Cargotch has resigned effective April 17, 1998.

                            ------------------------

401(k) PLAN

     In February 1995, the Company amended its existing retirement plan (a defined contribution plan) to convert such retirement plan to a plan based on employees' pretax salary deferrals with Company matching contributions pursuant to Section 401(k) of the Code (the "401(k) Plan"). Participating employees may elect to contribute from 1% to 15% (but not in excess of the amount permitted by the Code, i.e., $9,500 in 1997 and $10,000 in 1998) of their compensation, on a pretax basis, to the 401(k) Plan. Because the 401(k) Plan is a qualified defined contribution plan, if certain highly compensated employees' contributions exceed the amount prescribed by the Code, such contributions will be reduced or limited. In 1997, contributions of certain highly compensated employees were limited to $8,477. Employees' contributions are invested in one or more of six funds (as selected by each participating employee). The Company matches a portion (one-half of the first 6% contributed) of the compensation deferred by each employee. The Company's matching contribution fully vests after four years of employment at the rate of 25% per year of employment. Under certain circumstances, the 401(k) Plan permits participants to make withdrawals or receive loans from the 401(k) Plan prior to retirement age.

EMPLOYMENT AGREEMENTS AND ARRANGEMENTS

     Pursuant to Mr. Berrie's compensation arrangement with the Company, the Company pays the cost of certain split dollar life insurance policies insuring the joint lives of Mr. Berrie and his spouse, Mrs. Angelica Berrie, who is a Director and an employee of the Company. The policies have been assigned to the Company to secure repayment of the premiums. (See also "Compensation Committee Report -- Chief Executive Officer", "Summary Compensation Table" and "Certain Transactions".)

     Mr. Cooke had previously announced his intention to retire as President and Chief Operating Officer of the Company effective June 30, 1997. In June 1997, the Company and Mr. Cooke agreed to postpone Mr. Cooke's retirement until January 31, 1998. The Company's agreement with Mr. Cooke was revised to provide, in relevant part, that Mr. Cooke will (i) be employed by the Company as President and Chief Operating Officer until January 31, 1998, and, from February 1, 1998 until January 31, 1999, will be engaged as a consultant to the Company,
(ii) receive compensation at a rate of $300,000 per year until January 31, 1999,
(iii) be recommended, until January 31, 1999, by the Company, for election to the Board of Directors of the Company, (iv) be entitled to consider January 31, 1998 as his normal retirement date under the Stock Option and Restricted Stock Plans (which effectively allows Mr. Cooke to exercise all of his outstanding options for up to one year or the stated period of the option (whichever is shorter)) and have all restrictions on

Mr. Cooke's restricted stock lapse on January 31, 1998, and (v) receive insurance benefits until January 31, 1999. Under the agreement, Mr. Cooke will not receive compensation (including stock options) as a Director of the Company during the year in which he is engaged as a consultant to the Company and will be subject to certain confidentiality and non-competition restrictions.

     The Company has an agreement with Ricky Chan, Senior Vice
President -- Product Development of the Company, under which Mr. Chan will receive the following retirement and life insurance benefits: (i) if Mr. Chan is employed by the Company and reaches the age of 59, he would receive retirement compensation in the amount of $2,750,000 payable to Mr. Chan (or his designated beneficiary) at the rate of $250,000 per year for a period of 11 years, or (ii) if Mr. Chan dies prior to the age of 59 and is employed by the Company at the time of such death, the Company would pay, to Mr. Chan's designated beneficiary, a lump sum death benefit by means of a life insurance arrangement, in the amount of $1,000,000. The foregoing benefits would be in addition to other benefits to which Mr. Chan is entitled as an employee of the Company.

                               1997 OPTION GRANTS

     The following table sets forth the options granted to the named officers in the Summary Compensation Table of the Company during the year ended December 31, 1997.

                                                 INDIVIDUAL GRANTS
                              --------------------------------------------------------    POTENTIAL REALIZABLE
                              NUMBER OF                                                     VALUE AT ASSUMED
                              SECURITIES                                                  ANNUAL RATES OF STOCK
                              UNDERLYING   PERCENT OF TOTAL                              PRICE APPRECIATION FOR
                               OPTIONS     OPTIONS GRANTED    EXERCISE OR                  10 YEAR OPTION TERM
                               GRANTED       TO EMPLOYEES     BASE PRICE    EXPIRATION   -----------------------
            NAME                (#)(1)      IN FISCAL YEAR     ($/SHARE)       DATE       5%($)         10%($)
            ----              ----------   ----------------   -----------   ----------    -----         ------
Russell Berrie..............      -0-             -0-              -0-           -0-         -0-            -0-
A. Curts Cooke(2)...........    6,486            2.13           $18.50        1/2/07     $75,461       $191,234
Ricky Chan..................    4,064            1.33            18.50        1/2/07      47,282        119,824
Paul Cargotch...............    3,718            1.22            18.50        1/2/07      43,257        109,622
Y.B. Lee....................    3,063            1.01            18.50        1/2/07      35,636         90,310

---------------
(1) All options granted vest and become exercisable one year from the date of grant. In any 12 month period, an option holder may exercise no more than the number of options received in the most recent grant plus one-third of the option holder's remaining exercisable options.

(2) Pursuant to Mr. Cooke's agreement with the Company, all of his options vested and all restrictions on his restricted stock lapsed on January 31, 1998. See "Employment Agreements and Arrangements".

                  AGGREGATED OPTION/SAR EXERCISES IN 1997 AND
                           YEAR-END OPTION/SAR VALUES

     The following table sets forth option and SAR exercises during 1997 and year-end option and SAR values for the named officers in the Summary Compensation Table of the Company based upon the closing price of the Common Stock of the Company on the New York Stock Exchange on December 31, 1997 ($26.25).

                                                                  NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                                      OPTIONS/SARS                OPTIONS/SARS
                            SHARES ACQUIRED        VALUE           AT FISCAL YEAR-END         AT FISCAL YEAR-END($)
           NAME             ON EXERCISE(#)    REALIZED($)(1)    EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
           ----             ---------------   ---------------   -------------------------   -------------------------
Russell Berrie............         -0-                -0-                      -0-                           -0-
A. Curts Cooke............      15,000           $191,768             10,666/6,486              $134,206/$50,267
Ricky Chan................       8,985            109,011              4,778/4,064                49,139/ 31,496
Paul Cargotch.............      10,516            104,340              9,878/3,718               119,961/ 28,815
Y.B. Lee..................      10,994            116,261             12,801/3,063               145,486/ 23,738

---------------
(1) Value is calculated by determining the difference between the price of the Common Stock underlying the options or SARs on the New York Stock Exchange at the time of exercise and the exercise or base price of the options or SARs.

                              CERTAIN TRANSACTIONS

     Several warehouse, office and distribution facilities are leased to the Company by Russell Berrie, Chairman and Chief Executive Officer of the Company, or trusts for the benefit of members of his immediate family or by a partnership in which he and Murray Berrie, his brother, are both general partners. The Company believes that the terms of those leases are no less favorable to the Company than could have been obtained from an unaffiliated third party. The Company is also a guarantor under mortgage loan payments on the facilities in South Brunswick and Oakland, New Jersey. The aggregate amount outstanding on the loans as of December 31, 1997, was $8,068,000. The table below lists such facilities, the current rentals and the lease expiration dates.

                                                         ANNUAL            LEASE
                    FACILITY(1)                        RENTAL(2)       EXPIRATION(3)
                    -----------                        ---------       -------------
Petaluma, California...............................    $  937,000      June 30, 2004
Oakland, New Jersey................................       439,285      April 1, 2004
South Brunswick, New Jersey........................     2,506,598      May 31, 1999
                                                       ----------
          Total....................................    $3,882,883
                                                       ==========

---------------
(1) The table set forth above does not include a facility located in Lakeland, Florida, the lease for which expired on February 28, 1998. The Company paid base rent during 1997 for such facility in the amount of $291,353 and during the first two months of 1998 in the amount of $24,279 per month. This facility was sublet during 1997 and during the first two months in 1998 for rent of $16,426 per month.

(2) Reflects base rental obligations. Does not include payments for real estate taxes and certain other items applicable to the premises. Base rentals are subject to periodic increases during the remainder of the term of certain of the leases.

(3) Not including renewal options, if any.

     Since January 1, 1997, the highest outstanding balance of a loan previously made by the Company to Mr. Cooke, former President and Chief Operating Officer and a Director, which loan has been repaid in full, was $90,435. The proceeds of such borrowing were used by Mr. Cooke to pay for certain tax obligations resulting from the lapse of restrictions on shares of Common Stock awarded under the Company's Stock Option and Restricted Stock Plans. The Company lends to various officers who receive restricted shares of Common Stock under the Stock Option and Restricted Stock Plans amounts equal to Federal tax obligations incurred by such officers resulting from the lapse of restrictions on such shares. Under this arrangement, the indebtedness from the officer is represented by an agreement or promissory note providing for loans for a five-year period bearing interest at the applicable federal rate as determined by the Internal Revenue Service. The principal amounts of and accrued interest on these loans are required to be paid upon the earlier of (i) termination of the officer's employment with the Company, and (ii) his disposition of the shares giving rise to the indebtedness.

     For a description of the employment arrangements between the Company and each of Messrs. Cooke and Chan, see "Employment Agreements and Arrangements".

     Until October 31, 1997, the Company leased a warehouse and office facility located in Dayton, New Jersey from a partnership in which Charles Klatskin, a Director of the Company, is a general partner. This facility was closed in July 1989, in connection with a restructuring undertaken by the Company. From July 1991 through December 1995, the Company occupied a portion of office and/or warehouse space in this building. After January 1996, and in connection with the sale of the business of the Company's subsidiary, Papel/Freelance, Inc., the portion of the Dayton, New Jersey property, previously occupied by that subsidiary (approximately 10% of such property), was sublet. The lease for this facility expired on October 31, 1997 and the Company has vacated these premises. The Company believes that the terms of the lease for the facility located in Dayton, New Jersey were no less favorable to the Company than could have been obtained from an unaffiliated third party.

     The Company had an agreement with Schroder & Co., Inc. (formerly known as Schroder Wertheim & Co., Incorporated; "Schroder") pursuant to which, among other things, the Company retained Schroder as its exclusive financial advisor in connection with the sale of the Company's wholly-owned toy subsidiaries, Cap Toys, Inc. and OddzOn Products, Inc. (together, the "Toy Companies"). The agreement provided, in relevant part, that Schroder would be paid a fee, at the closing of the sale, equal to 1% of the sum of (i) the amount received by the Company for such sale, (ii) any indebtedness of the Toy Companies to the Company which is assumed by the purchaser, and (iii) any extraordinary dividends and/or cash distributions paid by the Toy Companies to the Company which exceed the Toy Companies' net income after September 26, 1996. On May 2, 1997, the Company sold the Toy Companies to Hasbro, Inc. (and/or its affiliates) for a purchase price of $166,650,000 subject to certain adjustments. Schroder received $1,632,261 as its fee. Ilan Kaufthal, a Director of the Company, is Vice Chairman of Schroder.

     The Company paid $293,950 during 1997 to Wilentz, Goldman & Spitzer, P.A. ("Wilentz"), a law firm which provides legal services to the Company. Mr. Rosner, who is deemed to beneficially own more than five percent of the Company's Common Stock, is of counsel to Wilentz. See "Security Ownership of Certain Beneficial Owners", footnote (2).

                             SECTION 16 COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and

Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten percent shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended December 31, 1997, all filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with on a timely basis except that (i) Mr. Budd Goldman, former Vice President-Marketing (who left the employ of the Company in February 1998), failed to file a report on Form 4 (with respect to two transactions) and filed late a report on Form 5 (satisfying the requirements of both Form 4 and Form 5), and (ii) Mr. Berrie filed late a report on each of Form 4 and Form 5 (with respect to one transaction).

          APPROVAL OF THE 1999 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

     The Board of Directors of the Company has adopted the Russ Berrie and Company, Inc. 1999 Stock Option Plan for Outside Directors (the "1999 Directors Option Plan"), subject to approval by holders of a majority of the shares of Common Stock voting at the meeting. The 1999 Directors Option Plan is intended to become effective on January 1, 1999, immediately after the Company's 1994 Directors Plan terminates by its terms on December 31, 1998. Reference is made to the text of the 1999 Directors Option Plan (attached to this Proxy Statement as Exhibit A) for more detailed information.

DESCRIPTION OF THE 1999 DIRECTORS OPTION PLAN

     The 1999 Directors Option Plan provides for the grant of stock options to members of the Board of Directors who are not officers or other employees of the Company. Currently, six persons would be eligible. For a description of Mr. Cooke's arrangement, see "Employment Agreements and Arrangements". The plan will be administered by a committee comprised of two Directors or such greater number, as may be determined by the Board of Directors from time to time, who are not participants in the plan.

     A total of 150,000 shares of Common Stock has been reserved for the grant of options under the plan. Grantees will be granted options to purchase 3,000 shares of Common Stock on each of January 1, 1999, 2000, 2001, 2002 and 2003 at an exercise price equal to the closing market price of the Common Stock on the New York Stock Exchange on the first trading day of each such year.

     Options granted under the plan will be subject to an option agreement between the Company and the grantee, will vest and be exercisable one year after the date of grant and remain exercisable for ten years from the date of grant. Options are not transferable other than by will or under the laws of descent and distribution, provided, however, that each grantee may transfer all or any portion of his/her options to his/her spouse and/or lineal descendants and/or a trust for the benefit of the grantee or any of the foregoing and/or any organization exempt under Section 501(c) of the Code. If the grantee ceases to be a member of the Board of Directors for reasons other than death or disability, nonvested options expire immediately and vested options are only exercisable for 30 days thereafter, or the remaining option term, if shorter. In the event of the grantee's death or disability, nonvested options shall vest and all outstanding options may be exercised within 12 months after the death or disability or the remaining option term, if shorter. Exercise must be accompanied by payment in cash.

     The plan may be amended from time to time by the committee; however, in general, the following amendments cannot be made without the approval of the shareholders of the Company: (i) an increase in the aggregate number of shares subject to the plan, (ii) a reduction in the option exercise price of those shares, contrary to the provisions of the plan, or (iii) a material modification of the requirements as to eligibility for participation in the plan. In the event of an increase or decrease in the number of outstanding shares of Common Stock resulting from certain events, the committee may adjust the number of shares available for options under the plan, adjust the exercise price for options granted under the plan or take such other steps as it deems appropriate. Unless terminated sooner as provided therein, the 1999 Directors Option Plan will terminate on December 31, 2003, although options previously granted may be exercised beyond that date.

FEDERAL INCOME TAX CONSEQUENCES OF THE 1999 DIRECTORS OPTION PLAN

     The following is a summary of current Federal income tax rules relating to the grant and exercise of stock options under the 1999 Directors Option Plan.

     The grant of options under the plan is not taxable to the grantee at the time of grant. Upon exercise of an option under the plan, the grantee generally will recognize ordinary income equal to the excess of (a) the fair market value of the Common Stock purchased, determined on the date of exercise, over (b) the exercise price. Income required to be recognized in connection with the exercise of an option will be taxed to the grantee as compensation (ordinary income), and the Company will be required to withhold tax on the amount of income recognized by the grantee. The Company will be entitled to an income tax deduction in the year in which a grantee recognizes income with respect to the exercise of such stock options in an amount equal to the income recognized by the grantee.

     Upon the sale, exchange or other disposition of shares so acquired, the grantee will have short-term or long-term capital gain or loss equal to the difference between the amount realized and his or her basis in the shares. A grantee's basis in the shares generally will be equal to their fair market value, on the date of exercise. The holding period will begin on the day after the tax basis of the shares is determined.

     Options granted under the plan are intended to be "nonqualified stock options" under the Code.

     Each person eligible to receive options under the 1999 Directors Option Plan is subject to the provisions of Section 16(b) of the Exchange Act (i.e., a person who is an officer, director or ten percent shareholder of the Company). If an option is exercised by such a person under the plan, neither the Company nor such grantee will incur any tax consequences at the time of exercise unless the grantee elects under Section 83(b) of the Code to disregard (for tax purposes) the restrictions imposed by Section 16(b) of the Exchange Act. The grantee must file such an election with the Internal Revenue Service (the "IRS") within 30 days after the date of the exercise of the option, in which case, the grantee will recognize ordinary income immediately (and the Company will be entitled to a corresponding income tax deduction) as described above. If such an election is not made, the grantee will recognize ordinary income (and the Company will be entitled to a corresponding deduction) at the end of the Section 16(b) holding period (generally six months after exercise) in an amount equal to the amount by which the fair market value of the shares on that date exceeds the exercise price.

OTHER

     Shareholders should recognize that certain Directors will personally benefit from the adoption of the 1999 Directors Option Plan and the options granted thereunder and, therefore, such Directors' interests may conflict with the interest of the shareholders. Nevertheless, the Board of Directors believes that, in addition to assisting the Company in being able to attract and retain the services of high quality individuals as Directors, the adoption of such a plan and the grant of options thereunder would provide an incentive to the Directors to acquire a proprietary interest in the Company and to associate more closely, as shareholders, the interest of Director and shareholder.

     The Board of Directors recommends a vote FOR approval, and proxies not marked to the contrary will be so voted.

          APPROVAL OF THE 1999 STOCK OPTION AND RESTRICTED STOCK PLAN

     The Board of Directors of the Company has adopted the Russ Berrie and Company, Inc. 1999 Stock Option and Restricted Stock Plan (the "1999 Stock Option and Restricted Stock Plan"), subject to approval by holders of a majority of the shares of Common Stock voting at the meeting. The 1999 Stock Option and Restricted Stock Plan is intended to become effective on January 1, 1999, immediately after the Company's 1994 Stock Option and Restricted Stock Plan terminates by its terms on December 31, 1998. Reference is made to the text of the 1999 Stock Option and Restricted Stock Plan (attached to this Proxy Statement as Exhibit B) for more detailed information.

DESCRIPTION OF 1999 STOCK OPTION AND RESTRICTED STOCK PLAN

     The 1999 Stock Option and Restricted Stock Plan provides for the grant of stock options to officers and other key employees of the Company selected by the committee designated to administer the plan and who generally have been employed by the Company for at least 18 months. Currently, 13 persons would be eligible. The plan also provides for the award of restricted stock to certain officers of the Company who have been granted options. The committee will be comprised of two "outside directors" or such greater number, as may be determined by the Board of Directors from time to time, as defined in Treas. Reg. sec. 1.162-27(e)(3)(i) of the Code, who are not participants in the plan.

     A total of 350,000 shares of Common Stock has been reserved for grants of options and awards of restricted stock under the 1999 Stock Option and Restricted Stock Plan. Upon expiration of an option or forfeiture of restricted stock, the remaining shares subject to the option and the forfeited restricted shares may again be subject to options or awards. The exercise price for options granted under the plan for any year will be equal to the closing market price of the Common Stock on the New York Stock Exchange on the first trading day of each such year. A grantee will be granted options in each plan year to purchase shares of Common Stock with a fair market value (determined as of the date of grant) equal to 25% of the employee's annual base salary and prior year's earned commissions, if any, except that the committee under the 1999 Stock Option and Restricted Stock Plan may authorize the grant of options to purchase shares of Common Stock with a fair market value not to exceed 80% of annual base salary and prior year's earned commissions, if any, for certain officers. Options granted under the 1999 Stock Option and Restricted Stock Plan will be subject to an option agreement between the Company and the grantee, will vest and be exercisable one year after the date of grant and remain exercisable for ten years from the date of grant. The number of options that may be exercised in any plan year may not exceed the number of options in the most recent grant plus one-third of the remaining exercisable options. Exercise must be accompanied by payment in cash.

     Options are not transferable other than by will or under the laws of descent and distribution, provided, however, that each grantee may transfer all or any portion of his/her options to his/her spouse and/or lineal descendants and/or a trust for the benefit of the grantee or any of the foregoing and/or any organization exempt under Section 501(c) of the Code. All unexpired options may be exercised within 12 months after a grantee's retirement, death or disability or the remaining option term, if shorter. If a grantee's employment is terminated for any other reason, any unexercised options will be canceled immediately, except that if a grantee's employment is terminated by the Company for reasons other than cause (as defined in the plan), options may be exercised (to the extent exercisable on the date of termination) within thirty days after termination or the remaining option term, if shorter.

     The committee under the 1999 Stock Option and Restricted Stock Plan may award shares of restricted stock to any officer or other key employee who is also granted an option under the plan; the aggregate fair market value (determined as of the date of award or grant) of shares awarded as restricted stock or subject to options granted to any such officer or key employee in one year may not exceed 80% of that officer's or key employee's annual base salary and prior year's earned commissions, if any, for that year. A holder of restricted stock has all rights of a shareholder with respect to such shares, including the right to receive dividends declared thereon, but such shares are nontransferable and subject to forfeiture until vested. During each of the five years immediately following the grant, the restrictions will lapse, and the holder will become vested in 20% of the number of shares of restricted stock granted, provided that the grantee remains an employee for such year. Upon an employee's termination of employment (other than by reason of death, disability or retirement), all nonvested shares are forfeited. Restrictions on all shares lapse upon death, disability or retirement at the normal retirement age. The committee has the power to accelerate the lapse of the restrictions or remove such restrictions.

     The 1999 Stock Option and Restricted Stock Plan may be amended at any time and from time to time by the committee; however, in general, the following amendments cannot be made without the approval of the shareholders of the
Company: (i) an increase in the aggregate number of shares subject to the plan,
(ii) a reduction in the option exercise price, contrary to the provisions of the plan, or (iii) a material modification in the requirements as to eligibility for participation in the plan. In the event of an increase or decrease in the number of issued shares of Common Stock resulting from certain events, the committee may adjust the number of shares available for options under the plan, adjust the exercise price for options granted under the plan or take such other steps as it deems appropriate. Unless terminated sooner as provided therein, the 1999 Stock Option and Restricted Stock Plan will terminate on December 31, 2003, although options previously granted may be exercised and restrictions on stock previously awarded may extend beyond that date.

FEDERAL INCOME TAX CONSEQUENCES OF THE 1999 STOCK OPTION AND RESTRICTED STOCK
PLAN

     The following is a summary of the current Federal income tax rules relating to the award of restricted stock and the grant and exercise of stock options under the 1999 Stock Option and Restricted Stock Plan.

     The award of restricted stock is not taxable to the recipient at the time of grant. The recipient will recognize ordinary income when the shares cease to be subject to restrictions in an amount equal to the value of the stock at that time less the amount, if any, paid for such shares. Alternatively, the recipient can elect under Section 83(b) of the Code within 30 days of the time the restricted stock is considered to be transferred to him to include the fair market value of the stock less the amount, if any, paid for such shares, in his income for the year in which he received the stock. If the recipient makes this election, subsequent changes in the value of the stock will not result in ordinary income or loss to him. However, if the stock is later forfeited, he will not be entitled to any deduction with respect to the amount he earlier included as ordinary income. The Company will be entitled to an income tax deduction in the year in which the holder recognizes ordinary income with respect to the restricted stock in an amount equal to the income recognized by the holder. Any dividends received by the participant prior to the date he recognizes income as described above are taxable as compensation income when received.

     The grant of options under the plan is not taxable to the grantee at the time of grant. Upon exercise of an option under the plan, the grantee generally will recognize ordinary income equal to the excess of (a) the fair market value of the Common Stock purchased, determined on the date of exercise, over (b) the exercise price.

     The Company will be required to withhold tax on the income recognized by the grantee and will be entitled to an income tax deduction at the same time and in the same amount the grantee recognizes in income.

     Upon the sale, exchange or other disposition of shares so acquired, the grantee will have short-term or long-term capital gain or loss equal to the difference between the amount realized and his or her basis of the shares. A grantee's basis in the shares of Common Stock generally will be equal to their fair market value on the date of exercise.

     Options granted under the plan are intended to be "nonqualified stock options" under the Code.

OTHER

     Shareholders should recognize that certain Directors and executive officers will personally benefit from the adoption of the 1999 Stock Option and Restricted Stock Plan and the options granted and the restricted stock awarded thereunder and, therefore, such Directors' and executive officers' interests may conflict with the interest of the shareholders. Nevertheless, the Board of Directors believes that, in addition to assisting the Company in being able to attract and retain the services of high quality individuals as executive officers and other key employees of the Company, the adoption of such a plan and the grant of options and the award of restricted stock thereunder would provide an incentive to such persons to acquire a proprietary interest in the Company and to associate more closely, as shareholders, the interests of the executive officers or key employees and the shareholders.

     The Board of Directors recommends a vote FOR approval, and proxies not marked to the contrary will be so voted.

                     APPROVAL OF THE 1999 STOCK OPTION PLAN

     The Board of Directors of the Company has adopted the Russ Berrie and Company, Inc. 1999 Stock Option Plan (the "1999 Stock Option Plan"), subject to approval by holders of a majority of the shares of Common Stock voting at the meeting. The 1999 Stock Option Plan is intended to become effective on January 1, 1999, immediately after the Company's 1994 Stock Option Plan terminates by its terms on December 31, 1998. Reference is made to the text of the 1999 Stock Option Plan (attached to this Proxy Statement as Exhibit C) for more detailed information.

DESCRIPTION OF THE 1999 STOCK OPTION PLAN

     The 1999 Stock Option Plan provides for the grant of stock options to employees who (i) have been employed by the Company for at least 18 months (or such shorter period as the committee administering the plan may, in its discretion, authorize), (ii) are not members of the Company's Board of Directors, and (iii) have annual base salaries plus the immediate prior year's earned commissions, if any, that equal or exceed the amount to be determined for such plan year by the Committee (or such other amount as the Board of Directors may, from time to time, determine). Had the 1999 Stock Option Plan been in effect in 1998, employees earning $59,280 or more in 1998, and who are otherwise eligible, would have been entitled to participate in such plan. Approximately 200 persons would currently be eligible, including certain executive officers who are not also Directors of the Company, based upon the compensation level for 1998 set by the Committee. The Plan will be administered by a committee comprised of two Directors or such greater number, as may be determined by the Board of Directors from time to time, who are not participants in the plan.

     A total of 2,000,000 shares of Common Stock has been reserved for the grant of options under the 1999 Stock Option Plan. Upon expiration or cancellation of an option, the remaining shares subject to the option may again be subject to options.

     Grantees will be granted options in each plan year to purchase shares of Common Stock with a fair market value (determined as of the date of grant) equal to 25% of the grantee's annual base salary plus the immediate prior year's earned commissions, if any. The exercise price for options granted under the plan for any year will be equal to the closing market price of the Common Stock on the New York Stock Exchange on the first trading day of each such year. Options granted under the plan will be subject to an option agreement between the Company and the grantee, will vest and become exercisable one year after the date of grant, and remain exercisable for ten years from the date of the grant. The number of options that may be exercised in any calendar year may not exceed the number of options in the most recent grant plus one-third of the remaining exercisable options. Exercise must be accompanied by payment in cash.

     Options are not transferable other than by will or under the laws of descent and distribution, provided, however, that each grantee may transfer all or any portion of his/her options to his/her spouse and/or lineal descendants and/or a trust for the benefit of the grantee or any of the foregoing and/or any organization exempt under Section 501(c) of the Code. All unexpired options may be exercised within 12 months after a grantee's retirement, death or disability (or the remaining period of the option if shorter). If a grantee's employment is terminated for any other reason, any unexercised options will be cancelled immediately, except that if the employment was terminated by the Company for other than cause (as defined in the plan), options may be exercised (to the extent exercisable on the date of termination) for 30 days after termination or the remaining option term, if shorter.

     The 1999 Stock Option Plan may be amended at any time and from time to time by the committee; however, in general, the following amendments cannot be made without the approval of the shareholders of the Company: (i) an increase in the aggregate number of shares subject to the plan, (ii) a reduction in the option exercise price of those shares, contrary to the provisions of the plan, or (iii) a material modification in the requirements as to eligibility for participation in the plan. In the event of an increase or decrease in the number of issued shares of Common Stock resulting from certain events, the committee may adjust the number of shares available for options under the plan, adjust the exercise price for options granted under the plan or take such other steps as it deems appropriate. Unless terminated sooner as provided therein, the 1999 Stock Option Plan will terminate on December 31, 2003, although options previously granted may be exercised beyond that date.

FEDERAL INCOME TAX CONSEQUENCES OF THE 1999 STOCK OPTION PLAN

     The following is a summary of current Federal income tax rules relating to the grant and exercise of the options under the 1999 Stock Option Plan.

     The grant of options under the plan is not taxable to the grantee at the time of grant. Upon exercise of an option under the plan, the grantee generally will recognize ordinary income equal to the excess of (a) the fair market value of the Common Stock purchased, determined on the date of exercise, over (b) the exercise price. The Company will be required to withhold tax on the income recognized by the grantee and will be entitled to an income tax deduction at the same time and in the same amount the grantee recognizes as income.

     Upon the sale, exchange or other disposition of shares so acquired, the grantee will have short-term or long-term capital gain or loss equal to the difference between the amount realized and his or her basis in the shares. A grantee's basis in the shares generally will be equal to their fair market value on the date of exercise. The holding period will begin on the day after the basis of the shares is determined.

     Options granted under the plan are intended to be "nonqualified stock options" under the Code.

     The Board of Directors recommends a vote FOR approval, and proxies not marked to the contrary will be so voted.

               APPROVAL OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors of the Company has adopted the Russ Berrie and Company, Inc. 1999 Employee Stock Purchase Plan (the "1999 Stock Purchase Plan"), subject to approval by holders of a majority of the shares of Common Stock voting at the meeting. The 1999 Stock Purchase Plan is intended to become effective on January 1, 1999, immediately after the Company's 1994 Employee Stock Purchase Plan terminates by its terms on December 31, 1998. The purpose of the 1999 Stock Purchase Plan is to provide the Company's employees the opportunity, through regular payroll savings, to acquire Common Stock at a discount from market price, and thereby offer employees a share in the growth of the Company. Reference is made to the text of the 1999 Stock Purchase Plan (attached to this Proxy Statement as Exhibit D) for more detailed information.

DESCRIPTION OF THE 1999 STOCK PURCHASE PLAN

     The 1999 Stock Purchase Plan provides for the grant of stock options to full-time employees of the Company who have at least 18 consecutive months of service with the Company and whose annual base salaries plus the immediate prior year's earned commissions, if any, is less than the amount to be determined for such Plan Year by the Committee (or such other amount as the Board of Directors may, from time to time, determine). Had the 1999 Stock Purchase Plan been in effect in 1998, employees earning less than $59,280 in 1998, and who are otherwise eligible, would have been entitled to participate in such plan. Approximately 780 persons would currently be eligible, based upon the compensation level for 1998 set by the Committee. The plan will be administered by a committee comprised of two Directors or such greater number, as may be determined by the Board of Directors from time to time, who are not participants in the plan. No Director or executive officer will participate in the plan.

     A total of 150,000 shares of Common Stock has been reserved for issuance for grants of options under the plan. As of the first trading day of each plan year beginning on or after January 1, 1999, each eligible employee will be granted an option to purchase the number of full shares of Common Stock which may be purchased with the amount credited to his account as described below. In each plan year, an eligible employee may elect to participate in the plan by filing a payroll deduction authorization form for up to 10% (in whole percentages) of his annual base salary plus commissions, if any. These funds are held for an employee and are used to exercise his option on the last trading day of the plan year, or any other day in December which the committee designates, unless the employee elects not to exercise his option. If an employee elects not to exercise his option, the total amount credited to his account during that plan year, with interest, is returned to him, and his option expires. An employee may withdraw from the plan at any time, at which time payroll deductions will cease, the total amount credited to his account, with interest, will be either returned to him and the option granted to him for such year will terminate, or such amount will be used at the end of the year to purchase the number of full shares of Common Stock which may be purchased with the amount credited to his account.

     The exercise price of options granted on the first trading day of each year will be 90% of the closing market price of the Common Stock on the New York Stock Exchange on that day. Options are not transferable other than by will or under the laws of descent and distribution. All unexercised options shall expire upon termination of employment other than by reason of retirement. In the event of expiration, the total amount credited to the employee's account, with interest, will be returned to him or to his personal representative.

     The 1999 Stock Purchase Plan may be amended at any time and from time to time by the Board of Directors. In the event of an increase or decrease in the number of outstanding shares of Common Stock resulting from certain events, the committee may adjust the number of shares available for options under the plan, adjust the exercise price for options granted under the plan or take such other steps as it deems appropriate. Unless terminated sooner as provided therein, the 1999 Stock Purchase Plan will terminate on December 31, 2003.

FEDERAL INCOME TAX CONSEQUENCES OF THE 1999 STOCK PURCHASE PLAN

     The 1999 Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423(b) of the Code.

     There are no Federal income tax consequences to an employee upon the grant or exercise of an option under the plan. If a participating employee disposes of the shares issued pursuant to the exercise of an option under the plan more than two years after the date the option was granted and more than one year after such shares were transferred to him, or if he dies (at any time, regardless of the holding period), the Federal income tax consequences of a disposition of those shares will be as follows:

          (a) The employee will recognize ordinary income for the taxable year of the disposition or death, in an amount equal to the amount by which the option price is exceeded by the lesser of the fair market value of the share at the time (i) of disposition or death, or (ii) the option was granted (calculated as if the option were exercised at the time of grant).

          (b) If the amount realized (in the case of a disposition other than by reason of death) exceeds the sum of (i) the price paid for the shares, and
     (ii) the amount of ordinary income, if any, included in income upon a disposition of the shares as described in the preceding subparagraph, such excess will be taxed at long-term capital gain rates. If the amount realized is less than the price paid for the shares, the excess of the price paid over the amount realized will be treated as a long-term capital loss.

          (c) The Company will not be entitled to a deduction for Federal income tax purposes.

     If a participating employee disposes of the shares within two years after the date the option was granted or within one year after the date the shares were transferred to him (a "Disqualifying Transfer"), the Federal income tax consequences of the Disqualifying Transfer will be as follows:

          (a) The employee will recognize ordinary income in the taxable year of the Disqualifying Transfer in an amount equal to the lesser of (i) the excess of the fair market value of the shares, on the date they were transferred to him pursuant to the exercise of his option over the price paid for the shares, or (ii) the gain realized by him on such Disqualifying Transfer. This ordinary income will also constitute "wages" subject to the withholding of Federal income tax and the Company will be required to make whatever arrangements are necessary to insure that the amount of tax required to be withheld is available for payment. Any further gain or loss recognized on such a Disqualifying Transfer will be taxed as a short-term or long-term capital gain, depending on the holding period of the shares.

          (b) The Company will be entitled to a Federal income tax deduction corresponding to the amount of the ordinary income recognized by the employee by reason of the Disqualifying Transfer.

     The Board of Directors recommends a vote FOR approval, and proxies not marked to the contrary will be so voted.

                               NEW PLAN BENEFITS

     The following table sets forth the amounts to which certain participants in the 1999 Directors Option Plan, the 1999 Stock Option and Restricted Stock Plan, the 1999 Stock Option Plan and the 1999 Stock Purchase Plan would have been entitled if the plans had been in effect for the year ended December 31, 1997. Dollar values for options set forth in the table are based upon the difference between the closing price of the

Common Stock of the Company on the New York Stock Exchange on the first day of trading in 1997 (which is the price that would have been used under the Plans) and the closing price of the Common Stock of the Company on the New York Stock Exchange as of January 2, 1998. Dollar values for restricted stock awards set forth in the table are based upon the closing price of the Common Stock on the New York Stock Exchange on the assumed date of grant.

                                                             1999                         1999
                                 1999                   STOCK OPTION &                STOCK OPTION
                         DIRECTORS OPTION PLAN       RESTRICTED STOCK PLAN                PLAN
                       -------------------------   -------------------------   ---------------------------
                        DOLLAR         NUMBER OF    DOLLAR         NUMBER OF     DOLLAR          NUMBER OF
       NAME(2)          VALUE            UNITS      VALUE          UNITS(1)      VALUE             UNITS
       -------         --------        ---------   --------        ---------   ----------        ---------
Russell Berrie.......             N/A                         N/A                           N/A
Ricky Chan...........             N/A              $ 94,156          7,451                  N/A
Paul Cargotch........             N/A                86,147          6,817                  N/A
Y.B. Lee.............             N/A                70,950          5,615                  N/A
All Executive
 Officers as a
 Group...............             N/A               251,253         26,369                  N/A
Non-Executive
 Directors...........  $139,500         18,000                N/A                           N/A
Non-Executive
 Employees...........             N/A                         N/A              $2,093,887        270,179

                                 1999
                            STOCK PURCHASE
                                 PLAN
                       -------------------------
                        DOLLAR         NUMBER OF
       NAME(2)          VALUE            UNITS
       -------         --------        ---------
Russell Berrie.......             N/A
Ricky Chan...........             N/A
Paul Cargotch........             N/A
Y.B. Lee.............             N/A
All Executive
 Officers as a
 Group...............             N/A
Non-Executive
 Directors...........             N/A
Non-Executive
 Employees...........  $218,688         22,780

---------------
(1) Includes 1997 grants of restricted stock as follows: 3,387 for Mr. Chan, 3,099 for Mr. Cargotch and 2,552 for Mr. Lee.

(2) The table set forth above does not include Mr. Cooke, former President and Chief Operating Officer and a Director, who retired on January 31, 1998. Mr. Cooke is not currently eligible to participate in the new plans. See "Employment Agreements and Arrangements".

                                 OTHER MATTERS

     The Board of Directors knows of no business to be presented at the meeting other than that set forth in the accompanying Notice of Annual Meeting of Shareholders. However, if other matters properly come before the meeting, the holders of the proxies intend to vote the proxies in accordance with their best judgment on such matters.

     Until August 1997, Coopers & Lybrand L.L.P. served as the Company's independent accountants. The Board of Directors, upon the recommendation of the Audit Committee, selected Arthur Andersen LLP to be the Company's independent accountants for the remainder of 1997 and for 1998. It is expected that only representatives of Arthur Andersen will be present at the meeting to respond to appropriate questions and, if they so desire, to make a statement.

                               VOTING PROCEDURES

     Election of Directors: Directors are elected by a plurality of the votes cast at the annual meeting. Only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

     Other Matters: The affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting (in person or by proxy) is required for a particular matter to be deemed an act of the shareholders. Shares electing to abstain are considered present at the meeting for the particular matter, but since they are not affirmative votes for the matter, abstentions have the same effect as votes against the matter.

In the event of broker non-votes, shares are not considered present at the meeting for the particular matter as to which the broker withheld authority. Broker non-votes are not counted in respect of the matter, but have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

                             SHAREHOLDER PROPOSALS

     In order to be included in the proxy statement and form of proxy relating to the 1999 Annual Meeting of Shareholders, proposals of shareholders intended to be presented at such meeting must be received by the Company on or before November 23, 1998. Any such proposals should be submitted in writing to:
Secretary, Russ Berrie and Company, Inc., 111 Bauer Drive, Oakland, New Jersey 07436.

                                          By Order of the Board of Directors

                                                         ARNOLD S. BLOOM
                                                      Secretary

Oakland, New Jersey
March 13, 1998

                                                                       EXHIBIT A

                         RUSS BERRIE AND COMPANY, INC.

                                      1999

                    STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

                           EFFECTIVE JANUARY 1, 1999

1.  PURPOSE OF PLAN

     The purpose of the 1999 Stock Option Plan for Outside Directors (the "Plan") is to provide to Participants an opportunity, through Option grants, to acquire Common Stock at a stated price over a period of time, and to thereby offer Participants a share in the growth of the Company.

2.  CERTAIN DEFINITIONS

     2.1  "Board" shall mean the Board of Directors of the Company.

     2.2 "Committee" shall mean the Committee provided in Section 8 to administer the Plan.

     2.3 "Common Stock" shall mean common stock of the Company, $.10 stated value per share.

     2.4 "Company" shall mean Russ Berrie and Company, Inc., a New Jersey corporation.

     2.5 "Disability" shall mean a physical or mental incapacity of a Participant which renders him totally and permanently incapable of performing his duties with the Company, provided that proof of disability under the federal Social Security Act shall be conclusive evidence of Disability hereunder. "Disabled" shall mean having a Disability.

     2.6  "Option" shall mean a stock option granted under the Plan.

     2.7 "Participant" shall mean any member of the Board who is not an officer or other employee of the Company.

     2.8  "Plan Year" shall mean the calendar year.

3.  SHARES SUBJECT TO THE PLAN

     3.1 There shall be reserved for Options granted under the Plan a maximum of 150,000 shares of Common Stock (unless changed due to adjustments as provided in Section 7).

     3.2 Shares reserved may be authorized but unissued shares, or treasury shares.

4.  GRANT OF OPTIONS

     4.1 Each Participant will be granted an Option to purchase 3,000 shares of Common Stock on each of January 1st, 1999, 2000, 2001, 2002 and 2003. Each such grant shall be evidenced by a written option agreement executed and delivered by and on behalf of the Company and the Participant.

     4.2 The Option price per share for each Plan Year will be equal to the closing market price of the Common Stock on the first trading day of such year on the New York Stock Exchange or such other national securities exchange as the Common Stock may be traded.

     4.3 A Participant who becomes a member of the Board after the beginning of a Plan Year shall be granted Options commencing on the next grant date.

5.  VESTING AND EXERCISE OF OPTIONS

     5.1 Each Option shall vest and be fully exercisable one year after the date it is granted, and shall continue to be exercisable for a period of 10 years from the date of grant.

     5.2 Subject to Section 5.3, if a Participant ceases to serve as a member of the Board, his nonvested Options shall immediately expire; vested Options shall be exercisable for 30 days thereafter, or the stated period of the Option, whichever period is shorter.

     5.3 In the event of a Participant's death or Disability, any nonvested Options shall vest and all Options shall be exercisable by the Participant or his legal representative or permitted transferee for a period of 12 months, or the stated period of the Option, whichever period is shorter.

     5.4 Each exercise of an Option shall be evidenced by a notice in writing to the Company. The purchase price of the shares shall be paid in full in cash at the time of exercise.

     5.5 If the Company is for any reason required to withhold any amount under the laws and regulations of the United States, any jurisdiction thereof or local government with respect to the transfer of Common Stock under the Plan, the Participant or other person receiving such Common Stock shall be required to pay to the Company the amount of any such taxes which the Company is required to withhold with respect to such Common Stock.

6.  NON-ASSIGNABILITY

     No Option shall be assignable or transferable except by will or by the laws of descent and distribution; provided, however, that each Participant may transfer all or any portion of his/her Options to his/her spouse and/or lineal descendants and/or a trust for the benefit of the Participant or any of the foregoing and/or any organization exempt under Section 501(c) of the Internal Revenue Code of 1986, as amended (the "Code"). Any Option shall be exercisable only by the Participant entitled thereto or his/her permitted assignee(s) or transferee(s).

7.  DILUTION AND OTHER ADJUSTMENTS

     In the event of any change in the outstanding Common Stock by reason of a stock dividend or stock split, recapitalization, merger, consolidation, exchange of shares or other corporate change, the Committee may adjust the aggregate number of shares of Common Stock which may be issued under the Plan, the Option price of Options granted under the Plan, and any or all other matters deemed appropriate by the Committee, including, without limitation, making Options exercisable solely for the securities or other property received by the shareholders of the Company by reason of such transactions.

8.  ADMINISTRATION OF THE PLAN

     8.1 The Plan shall be administered by a Committee comprised of two directors or such greater number, as may be determined by the Board from time to time, who are not Participants in the Plan. The Committee shall have the authority to interpret the Plan and to adopt, amend and rescind rules and regulations relating to the Plan, and to make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan.

     8.2 Determinations and actions of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be conclusive. No member of the Committee shall be liable for any determination made or other action or omission in good faith relating to the Plan.

9.  AMENDMENT AND TERMINATION OF THE PLAN

     9.1 All provisions of the Plan may be modified or amended by the Committee; provided, however, that, except as provided in Section 7 hereof, no amendment shall be made without the approval of the shareholders of the Company which shall:

          (a) increase the aggregate number of shares of Common Stock subject to the Plan,

          (b) reduce the Option exercise price of the shares contrary to the provisions of the Plan as hereinabove set forth, or

          (c) materially modify the requirements as to eligibility for participation in the Plan.

     9.2  The Board may suspend or terminate the Plan at any time.

10.  ADOPTION AND APPROVAL OF THE PLAN

     The Plan shall not take effect until approved by the holders of a majority of the shares of Common Stock voting at the meeting. The Plan was approved by the Board of Directors on February 2, 1998.

                                                                       EXHIBIT B

                         RUSS BERRIE AND COMPANY, INC.

                                      1999

                     STOCK OPTION AND RESTRICTED STOCK PLAN

                           EFFECTIVE JANUARY 1, 1999

1.  PURPOSE OF PLAN

     The purpose of the 1999 Stock Option and Restricted Stock Plan (the "Plan") is to aid the Company in attracting and retaining key employees and in motivating such employees to exert their best efforts on behalf of the Company. In addition, the Company expects that the Plan will further strengthen the identity of interest of key employees with the shareholders generally.

2.  CERTAIN DEFINITIONS

     2.1  "Board" shall mean the Board of Directors of the Company.

     2.2 "Committee" shall mean the Committee provided by Section 8 to administer the Plan.

     2.3 "Common Stock" shall mean common stock of the Company, $.10 stated value per share.

     2.4 "Company" shall mean Russ Berrie and Company, Inc., a New Jersey corporation.

     2.5 "Compensation" shall mean, for any Plan Year, a Participant's basic earnings and prior year's earned commissions, exclusive of overtime, bonuses and any other special pay.

     2.6 "Date of Grant" shall mean the date on which any Option or Restricted Stock is granted or awarded hereunder.

     2.7 "Disability" shall mean a physical or mental incapacity of a Participant which renders him totally and permanently incapable of performing his duties with a Participating Company, provided that proof of disability under the federal Social Security Act shall be conclusive evidence of Disability hereunder. "Disabled" shall mean having a Disability.

     2.8 "Option" shall mean a stock option granted under Section 5 of the Plan.

     2.9 "Participant" shall mean certain officers and other key employees of a Participating Company as provided in Section 4 of the Plan.

     2.10 "Participating Company" shall mean the Company and any subsidiary of the Company which the Committee, in its discretion, authorizes to participate in the Plan.

     2.11  "Plan Year" shall mean the calendar year.

     2.12 "Restricted Stock" shall mean Common Stock awarded subject to the restrictions under Section 6 of the Plan.

3.  COMMON STOCK RESERVED FOR THE PLAN

     The aggregate total number of shares of Common Stock that may be subject to Options and Restricted Stock awards under the Plan is 350,000. Such shares may consist, in whole or in part, of authorized but unissued, or treasury shares. If any shares that have been subject to Options or subject to Restricted Stock awards under the Plan cease to be subject to Options or are forfeited to the Company, as the case may be, they may again be made subject to grant or award under the Plan.

4.  PARTICIPATION

     Certain officers and other key employees of the Participating Companies who have been designated by the Committee and who have been employed by a Participating Company for at least 18 months at the beginning of the Plan Year shall participate in the Plan. The Committee may authorize the participation of officers and other key employees who have less than 18 months of employment on the Date of Grant.

5.  TERMS AND CONDITIONS OF STOCK OPTIONS

     5.1 Exercise Price. The per share exercise price of any Option granted hereunder shall be equal to the closing market price of the Common Stock on the first trading day of such year on the New York Stock Exchange or such other national securities exchange as the Common Stock may be traded.

     5.2 Date of Grant. The Date of Grant of any Option hereunder shall be, for each Plan Year, the first trading day of such Plan Year as described in
Section 5.1. The Committee shall promptly notify the Participant of the grant of an Option and a written option agreement shall promptly be executed and delivered by and on behalf of the Company and the Participant, provided that such grant of an Option shall expire if a written option agreement is not signed by said Participant and returned to the Company within 30 days from the date forwarded to the Participant.

     5.3 Number of Shares. The number of shares contained in each Option shall have an aggregate fair market value equal to 25% of the Participant's Compensation (rounded to the lowest whole share) on the Date of Grant, except that the Committee may authorize Options for up to 80% of Compensation for certain Participants.

     5.4 Option Term. Subject to Section 5.5, each Option shall vest and be fully exercisable one year after the Date of Grant and shall continue to be exercisable for a period of 10 years from the Date of Grant.

     5.5 Exercise of Options. An Option shall be exercised by giving written notice of exercise to the Company which shall specify the number of shares to be purchased and which shall be accompanied by payment in full, in cash, of the purchase price. The Committee may, in its sole discretion, limit the number of Options that may be exercised on any particular date, and the number of Options that may be exercised by any Participant in any Plan Year shall be limited to the number of Options in the most recent grant to him plus one-third of his remaining Options which are exercisable.

     5.6 Non-Assignability of Options. No Option shall be assignable or transferable except by will or by the laws of descent and distribution provided, however, that each Participant may transfer all or any portion of his/her Options to his/her spouse and/or lineal descendants and/or a trust for the benefit of the Participant or any of the foregoing and/or any organization exempt under Section 501(c) of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to Section 5.9, any Option shall be exercisable only by the Participant entitled thereto or his permitted assignee or transferee.

     5.7 Exercise Upon Retirement. If a Participant retires after reaching his normal retirement date (as set forth on the date of his retirement under the Russ Berrie and Company, Inc. Retirement Plan), whether or not exercisable on the date he retires, his outstanding Options may be exercised for up to one year after his retirement or the stated period of the Option, whichever period is shorter.

     5.8 Termination by Disability. If a Participant becomes Disabled, his outstanding Options, whether or not exercisable on the date he became Disabled, may be exercised by the Participant or his legal representative or permitted transferee for up to one year from his date of Disability, or the stated period of the Option, whichever period is shorter.

     5.9 Death of Participant. In the event of the death of a Participant while he is employed by a Participating Company, or within the one-year period provided in Section 5.7, his outstanding Options, whether or not exercisable on the date his employment is terminated, may be exercised by his estate or his legatee or legatees or permitted transferee(s) for up to one year after his death or the stated period of the Option, whichever period is shorter.

     5.10 Other Termination. If a Participant's employment terminates for any reason other than death, Disability or retirement, his outstanding Options will be cancelled as of his date of termination; provided, however, that if a Participant's employment is terminated by a Participating Company for reasons other than Cause, his outstanding Options, to the extent exercisable on his date of termination, may be exercised within 30 days after such termination, or the stated period of the Option, whichever period is shorter. For purposes of the preceding sentence, a Participant's employment shall be considered to be terminated for Cause if his employment is terminated as a result of (a) the Participant's willful or grossly negligent failure to perform his employment duties, (b) serious misconduct, including, but not limited to, any unauthorized disclosure, or (c) any other conduct intended to, or which the Company determines is reasonably likely to, adversely affect the interests of any Participating Company, including, but not limited to, commission of, or indictment or conviction for, any criminal act.

     5.11 Option Agreements. Each option agreement (and amendments thereof) shall contain such terms and provisions, consistent with requirements of the Plan, as the Committee, in its discretion, shall determine. Option agreements need not be identical.

     5.12 Withholding Taxes. If a Participating Company is for any reason required to withhold any amount under the laws and regulations of the United States, any jurisdiction thereof or local government with respect to the transfer of Common Stock upon exercise of an Option granted hereunder, the Participant or other person receiving such Common Stock shall be required to pay such Participating Company the amount of any such taxes which such Participating Company is required to withhold with respect to such Common Stock.

6.  TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS

     6.1 Award. The Committee, in its discretion, may award shares of Restricted Stock to any Participant who is also granted an Option under the Plan; provided, that the aggregate fair market value (determined as of the Date of Grant) of Restricted Stock awarded or subject to Options granted to any Participant in one Plan Year may not exceed 80% of that Participant s Compensation for that year. Upon the award of Restricted Stock, a written award agreement shall promptly be executed and delivered by and on behalf of the Company and the Participant.

     6.2 Restrictions On Awarded Stock. None of the Restricted Stock awarded hereunder may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during the period in which the restrictions on such Restricted Stock are in effect (the "Restricted Period").

     6.3 Forfeiture. All of the Restricted Stock awarded hereunder shall be forfeited and all rights of a Participant to such forfeited Restricted Stock shall terminate without payment of consideration by the Company if the Participant does not remain in the continuous employment of the Company for the number of years specified in Section 6.6 (except for authorized leaves of absence), except in the case of death, Disability or retirement as provided in
Section 6.7 hereof.

     6.4 Withholding Taxes. If the Company is for any reason required to withhold any amount under the laws and regulations of the United States, any jurisdiction thereof or local government with respect to the transfer of Restricted Stock hereunder, the Participant or other person receiving such Restricted Stock shall be required to pay to the Company the amount of any such taxes which the Company is required to withhold with respect to such Restricted Stock.

     6.5 Rights as a Shareholder. Upon the award of Restricted Stock, the Participant shall have, subject to the restrictions set forth in this Section 6, all of the rights of a shareholder with respect to such Restricted Stock, including the right to receive all dividends paid thereon.

     6.6 Restriction Period/Continuous Employment Period. The Restricted Stock awarded hereunder shall vest ratably for five years (20% per year) from the Date of Grant, and upon vesting, shall not be subject to any further restrictions hereunder. Except as provided in Section 6.7, any nonvested Restricted Stock shall be immediately forfeited upon a Participant's termination of employment.

     6.7 Lapse of Restrictions on Death, Disability or Retirement. In the event that the employment of a Participant is terminated prior to the lapse of all or part of the restrictions on his Restricted Stock, and such termination is by reason of his death, Disability or retirement after reaching his normal retirement date (as set forth at the time of his retirement under the Russ Berrie and Company, Inc. Retirement Plan), all Restrictions on the Participant's Restricted Stock shall lapse on the date of Participant's death, Disability or retirement.

     6.8 Lapse at Discretion of the Committee. The Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any or all of such restrictions.

     6.9 Restricted Stock Award Agreements. Each award agreement (and amendments thereof) shall contain terms and provisions that are consistent with requirements of the Plan and need not be identical.

7.  DILUTION AND OTHER ADJUSTMENTS

     In the event of any change in the outstanding Common Stock by reason of a stock dividend or stock split, recapitalization, merger, consolidation, exchange of shares or other corporate change, the Committee may adjust the aggregate number of shares of Common Stock available for Options and Restricted Stock awards under the Plan, the Option price of Options granted under the Plan, and any or all other matters deemed appropriate by the Committee, including, without limitation, making Options exercisable solely for the securities or other property received by the shareholders of the Company by reason of such transactions.

8.  ADMINISTRATION OF THE PLAN

     8.1 The Plan shall be administered by a Committee comprised of two "outside directors" of the Company or such greater number, as may be determined by the Board from time to time, as defined in Treas. Reg. sec. 1.162-27(e)(3)(i) of the Code, who are not Participants. The Committee shall have the authority to interpret the Plan and to adopt, amend and rescind rules and regulations relating to the Plan, and to make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan.

     8.2 Determinations and actions of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be conclusive. No member of the Committee shall be liable for any determination made or other action or omission in good faith relating to the Plan.

9.  AMENDMENT AND TERMINATION OF THE PLAN

     9.1 All provisions of the Plan may, at any time, or from time to time, be modified or amended by the Committee; provided, however, that, except as provided in Section 7 hereof, no amendment shall be made without the approval of the shareholders of the Company which shall:

          (a) increase the aggregate number of shares of Common Stock shares subject to the Plan,

          (b) reduce the Option exercise price of the shares, contrary to the provisions of the Plan as hereinabove set forth, or

          (c) materially modify the requirements as to eligibility for participation in the Plan.

     9.2 No Options or Restricted Stock awards shall be granted pursuant to the Plan after the fifth Plan Year, but Options previously granted and restrictions on Restricted Stock awards previously granted may extend beyond that date.

     9.3  The Board may suspend or terminate the Plan at any time.

10.  ADOPTION AND APPROVAL OF THE PLAN

     The Plan shall not take effect until approved by the holders of a majority of the shares of Common Stock voting at the meeting. The Plan was adopted by the Board of Directors on February 2, 1998.

                                                                       EXHIBIT C

                         RUSS BERRIE AND COMPANY, INC.

                                      1999

                               STOCK OPTION PLAN

                           EFFECTIVE JANUARY 1, 1999

1.  PURPOSE OF PLAN

     The purpose of the 1999 Stock Option Plan (the "Plan") is to aid the Company in attracting and retaining key employees and in motivating such employees to exert their best efforts on behalf of the Company. In addition, the Company expects that the Plan will further strengthen the identity of interest of key employees with the shareholders generally.

2.  CERTAIN DEFINITIONS

     2.1  "Board" shall mean the Board of Directors of the Company.

     2.2 "Committee" shall mean the Committee provided by Section 7 to administer the Plan.

     2.3 "Common Stock" shall mean the common stock of the Company, $.10 stated value per share.

     2.4 "Company" shall mean Russ Berrie and Company, Inc., a New Jersey corporation.

     2.5 "Compensation" shall mean, for any Plan Year, a Participant's basic earnings and prior year's earned commissions, exclusive of overtime, bonuses and any other special pay.

     2.6 "Date of Grant" shall mean the date on which any Option is granted hereunder.

     2.7 "Disability" shall mean a physical or mental incapacity of a Participant which renders him totally and permanently incapable of performing his duties with a Participating Company, provided that proof of disability under the federal Social Security Act shall be conclusive evidence of Disability hereunder. "Disabled" shall mean having a Disability.

     2.8  "Option" shall mean a stock option granted under the Plan.

     2.9 "Participant" shall mean certain officers or other key employees of a Participating Company as defined in Section 4.

     2.10 "Participating Company" shall mean the Company and any subsidiary of the Company which the Committee, in its discretion, authorizes to participate in the Plan.

     2.11  "Plan Year" shall mean the calendar year.

3.  COMMON STOCK RESERVED FOR THE PLAN

     The aggregate total number of shares of Common Stock that may be subject to Options under the Plan is 2,000,000. Such shares may consist, in whole or in part, of authorized but unissued, or treasury shares. If any shares of Common Stock that have been subject to Options under the Plan cease to be subject to an Option, they may again be made subject to grant under the Plan.

4.  PARTICIPATION

     For each Plan Year, Options shall be granted pursuant to Section 5 to employees of any Participating Company (a) who have been employed by a Participating Company for at least 18 months as of the beginning of such Plan Year, (b) who are not members of the Board, and (c) whose Compensation for such Plan Year is expected to equal or exceed the amount to be determined for such Plan Year by the Compensation Committee of the Board (or such other amount as the Board may, from time to time, determine). The Committee may authorize the participation of employees who have less than 18 months of employment as of the beginning of a Plan Year.

5.  TERMS AND CONDITIONS OF STOCK OPTIONS

     5.1 Exercise Price. The per share exercise price of an Option granted hereunder shall be equal to the closing market price of the Common Stock on the first trading day of such Plan Year on the New York Stock Exchange or such other national securities exchange as the Common Stock may be traded.

     5.2 Date of Grant. The Date of Grant of any Option hereunder shall be, for each Plan Year, the first trading day of such Plan Year as described in
Section 5.1. The Committee shall promptly notify the Participant of the grant of an Option and a written option agreement shall promptly be executed and delivered by and on behalf of the Company and the Participant, provided that such grant of an option shall expire if a written option agreement is not signed by said Participant and returned to the Company within 30 days from the date forwarded to the Participant.

     5.3 Number of Shares. The number of shares contained in each Option shall have an aggregate fair market value equal to 25% of the Participant's Compensation on the Date of Grant (rounded to the lowest whole share).

     5.4 Option Term. Subject to Section 5.5, each Option shall vest and be fully exercisable one year after the Date of Grant and shall continue to be exercisable for a period of 10 years from the Date of Grant.

     5.5 Exercise of Options. An Option shall be exercised by giving written notice of exercise to the Company which notice shall specify the number of shares to be purchased and be accompanied by payment in full, in cash, of the purchase price. The Committee may, in its sole discretion, limit the number of shares that may be purchased pursuant to the exercise of an Option on any particular date, and the number of shares that may be purchased pursuant to the exercise of an Option in any Plan Year shall be limited to the number of shares in the most recent grant to the Participant plus one-third of his remaining Options which are exercisable.

     5.6 Non-Assignability of Options. No Option shall be assignable or transferable except by will or by the laws of descent and distribution; provided, however, that each Participant may transfer all or any portion of his/her Options to his/her spouse and/or lineal descendants and/or a trust for the benefit of the Participant or any of the foregoing and/or any organization exempt under Section 501(c) of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to Section 5.9, any Option shall be exercisable only by the Participant entitled thereto or a permitted assignee or transferee.

     5.7 Exercise Upon Retirement. If a Participant retires after reaching his normal retirement date (as set forth on the date of his retirement under the Russ Berrie and Company, Inc. Retirement Plan), whether or not exercisable on the date of his retirement, his outstanding Options may be exercised for up to one year after his retirement or the stated period of the Option, whichever period is shorter.

     5.8 Termination by Disability. If a Participant becomes Disabled, his outstanding Options, whether or not exercisable on the date he became Disabled, may be exercised by the Participant or his legal representative or permitted transferee for up to one year from his date of Disability, or the stated period of the Option, whichever period is shorter.

     5.9 Death of Participant. In the event of the death of a Participant while he is employed by a Participating Company, or within the one-year period provided in Section 5.7, his outstanding Options, whether or not exercisable on the date such employment was terminated, may be exercised by his estate or his legatee or legatees or permitted transferee(s) for up to one year after his death or the stated period of the Option, whichever period is shorter.

     5.10 Other Termination. If a Participant's employment terminates for any reason other than death, Disability or retirement, his outstanding Options will be cancelled as of the date of termination; provided, however, that if a Participant's employment is terminated by a Participating Company for reasons other than Cause, his outstanding Options, to the extent exercisable on the date of termination, may be exercised within 30 days after such termination or the stated period of the Option, whichever period is shorter. For purposes of the preceding sentence, a Participant's employment shall be considered to be terminated for Cause if his employment is terminated as a result of (a) the Participant's willful or grossly negligent failure to perform his employment duties, (b) serious misconduct, including, but not limited to, any unauthorized disclosure, or (c) any other conduct intended to, or which the Company determines is reasonably likely to, adversely affect the interests of any Participating Company, including, but not limited to, commission of, or indictment or conviction for, any criminal act.

     5.11 Option Agreements. Each option agreement (and amendments thereof) shall contain such terms and provisions, consistent with the requirements of the Plan, as the Committee, in its discretion, shall determine. Option agreements need not be identical.

     5.12 Withholding Taxes. If a Participating Company is for any reason required to withhold any amount under the laws and regulations of the United States, any jurisdiction thereof or local government with respect to the transfer of Common Stock upon exercise of an Option granted under the Plan, the Participant or other person receiving such Common Stock shall be required to pay such Participating Company the amount of any such taxes which such Participating Company is required to withhold with respect to such Common Stock.

6.  DILUTION AND OTHER ADJUSTMENTS

     In the event of any change in the outstanding Common Stock by reason of a stock dividend or stock split, recapitalization, merger, consolidation, exchange of shares or other corporate change, the Committee may adjust the aggregate number of shares of Common Stock available for Options under the Plan, the Option price of Options granted under the Plan, and any or all other matters deemed appropriate by the Committee, including, without limitation, making Options exercisable solely for the securities or other property received by the shareholders of the Company by reason of such transactions.

7.  ADMINISTRATION OF THE PLAN

     7.1 The Plan shall be administered by a Committee comprised of two directors or such greater number, as may be determined by the Board from time to time, who are not Participants. The Committee shall have the authority to interpret the Plan and to adopt, amend and rescind rules and regulations relating to the Plan, and to make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan.

     7.2 Determinations and actions of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be conclusive. No member of the Committee shall be liable for any determination made or other action or omission in good faith relating to the Plan.

8.  AMENDMENT AND TERMINATION OF THE PLAN

     8.1 All provisions of the Plan may at any time or from time to time be modified or amended by the Committee; provided, however, except as provided in
Section 6 hereof, no amendment shall be made without the approval of the shareholders of the Company which shall:

          (a) increase the aggregate number of shares of Common Stock subject to the Plan,

          (b) reduce the Option exercise price of the shares contrary to the provisions of the Plan as hereinabove set forth, or

          (c) materially modify the requirements as to eligibility for participation in the Plan.

     8.2 No Options shall be granted pursuant to the Plan after the fifth Plan Year, but Options previously granted may extend beyond that date.

     8.3  The Board may suspend or terminate the Plan at any time.

9.  ADOPTION AND APPROVAL OF THE PLAN

     The Plan shall not take effect until approved by the holders of a majority of the shares of Common Stock voting at the meeting. The Plan was adopted by the Board of Directors on February 2, 1998.

                                                                       EXHIBIT D

                         RUSS BERRIE AND COMPANY, INC.

                                      1999

                          EMPLOYEE STOCK PURCHASE PLAN

                           EFFECTIVE JANUARY 1, 1999

1.  PURPOSE OF PLAN

     The purpose of the 1999 Employee Stock Purchase Plan (the "Plan") is to provide to Participants an opportunity, through regular payroll savings, to acquire Common Stock at a discount from market price, and to thereby offer Participants a share in the growth of the Company. The Plan is intended to meet the requirements of an "employee stock purchase plan" within the meaning of
Section 423 of the Internal Revenue Code of 1986, as it may be amended from time to time (the "Code").

2.  CERTAIN DEFINITIONS

     2.1 "Account" shall mean the account or accounts created under Section 4.1, to which shall be credited all amounts deducted from the Participants' Compensation pursuant to a payroll deduction authorization and any interest credited thereon.

     2.2  "Board" shall mean the Board of Directors of the Company.

     2.3 "Committee" shall mean the Committee provided by Section 11 to administer the Plan.

     2.4 "Company" shall mean Russ Berrie and Company, Inc., a New Jersey corporation.

     2.5 "Compensation" shall mean, for any Plan Year, a Participant's basic earnings and prior year's earned commissions, exclusive of overtime, bonuses and any other special pay.

     2.6 "Disability" shall mean a physical or mental incapacity of a Participant which renders him totally and permanently incapable of performing his duties with a Participating Company, provided that proof of disability under the federal Social Security Act shall be conclusive evidence of Disability hereunder. "Disabled" shall mean having a Disability.

     2.7 "Eligible Employee" shall mean, for any Plan Year, any full-time employee of a Participating Company who has been employed by a Participating Company for at least 18 consecutive months and whose Compensation for such Plan Year is expected to be less than the amount to be determined for such Plan Year by the Compensation Committee of the Board (or such other amount as the Board may, from time to time, determine). Notwithstanding the foregoing, the term "Eligible Employee" shall not include any employee:

          (a) who, immediately after an option is granted, owns (within the meaning of Section 424(d) of the Code) Common Stock possessing five percent or more of the total combined voting power or value of all classes of Common Stock of the Company or of any subsidiary of the Company,

          (b) if his customary employment is 20 hours or less a week, or

          (c) if his customary employment is not for more than five months in any Plan Year.

     2.8  "Option" shall mean the option granted to a Participant pursuant to
Section 5.

     2.9 "Option Price" shall mean, for each Plan Year, 90% of the closing market price of the Common Stock on the first trading day of such Plan Year on the New York Stock Exchange or such other national securities exchange as the Common Stock may be traded.

     2.10 "Participant" shall mean any Eligible Employee who has become a Participant in the Plan as provided by Section 3 and whose participation has not been terminated as provided by Section 7 or Section 8.

     2.11 "Participating Company" shall mean the Company and any subsidiary of the Company which the Committee, in its discretion, authorizes to participate in the Plan.

     2.12  "Plan Year" shall mean the calendar year.

3.  PARTICIPATION IN THE PLAN

     For each Plan Year, an Eligible Employee shall become a Participant as of the first day of such Plan Year by filing a payroll deduction authorization for such Plan Year not later than the date set by the Committee.

4.  PAYROLL DEDUCTIONS

     4.1 There will be deducted on each pay date from the Compensation paid to a Participant during each Plan Year such whole percentage of his Compensation (up to but not more than 10%) designated by the Participant on a payroll deduction authorization form. All amounts so deducted shall be placed in an Account in the Participant's name and shall be held as provided under the Plan.

     4.2 A Participant may elect once during a Plan Year, by filing the appropriate form provided for such purpose, to reduce (but not raise) to a whole percentage of his Compensation his payroll deduction for the remainder of the Plan Year.

     4.3 A Participant may elect once during a Plan Year, by filing the appropriate form provided for such purpose, to discontinue any payroll deduction for the remainder of the Plan Year. Unless the Participant elects a withdrawal pursuant to Section 6.1, the amount credited on his behalf to the Account will remain therein and be subject to Section 5.2 and all other provisions of the Plan.

     4.4 A Participant who was also a Participant during the preceding Plan Year, and whose Option for that year was exercised, may elect, by filing the appropriate form provided for such purpose, not to have any residual funds insufficient for the purchase of a full share of Common Stock returned to him and to have such residual funds credited on his behalf to the Account for the current Plan Year.

5.  GRANT OF OPTION AND PURCHASE OF STOCK

     5.1 An Option will be granted to each Participant as of the first trading day of each Plan Year to purchase from the Company the number of full shares of Common Stock that may be purchased at the Option Price with the aggregate amount that will be credited to him in the Account, with interest during that Plan Year.

     5.2 The Option of each Participant will be deemed to be fully and automatically exercised by him on the last trading day of such Plan Year, or such other day during the month of December of such year as the Committee may designate, upon notification to the Company that the Participant elects to exercise his Option, and so notifies the Committee by filing the appropriate form provided for that purpose not later than the date set by the Committee. If the Participant does not elect to exercise his Option, the total amount credited to him in the Account, with interest, will be returned to him.

     5.3 No Participant shall have a right to purchase Common Stock under the Plan which has an aggregate fair market value in excess of $25,000 in any Plan Year.

6.  WITHDRAWALS

     At any time during the Plan Year, a Participant may terminate his participation in the Plan by filing the appropriate form provided for that purpose. In such event:

          (a) there will be no further payroll deductions from his Compensation,

          (b) there will be promptly returned to him, with interest, the total amount credited to him in the Account, and

          (c) the Option granted to him for such Plan Year shall be terminated.

7.  RETIREMENT

     The rights of a Participant under the Plan whose employment is terminated by reason of his reaching his normal retirement date (as set forth on the date of his retirement under the Russ Berrie and Company, Inc. Retirement Plan) shall not be affected by reason of such retirement, except that there will be no payroll deductions pursuant to the Plan after such retirement.

8.  OTHER TERMINATION OF EMPLOYMENT, DEATH AND DISABILITY

     The Option of a Participant whose employment is terminated for any reason, including death and Disability, other than retirement, as provided in Section 7, expires upon such termination; in such event the total amount credited to him in the Account, with interest, will be returned to him or, in the event of his death, to his estate.

9.  STOCK CERTIFICATES

     9.1 As soon as practicable after the exercise of an Option by a Participant, the Company will deliver to such Participant a certificate for the shares of Common Stock purchased.

     9.2 All certificates of Common Stock issued under the Plan shall be registered in the name of the Participant.

     9.3 A Participant shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to him for such shares.

10.  INTEREST

     10.1 The Participant will receive simple interest on money held for him in the Account during any Plan Year at a rate set by the Committee at the beginning of the Plan Year. The amount of interest will be calculated on the Participant's average monthly balance.

     10.2 The Committee is authorized to revise the interest rate at any time during a Plan Year to reflect market conditions.

11.  ADMINISTRATION OF THE PLAN

     11.1 The Plan shall be administered by a Committee comprised of two directors or such greater number, as may be determined by the Board from time to time, who are not Participants. The Committee shall have the authority to interpret the Plan, and to adopt, amend and rescind rules and regulations relating to the Plan, and to make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan.

     11.2 Determinations and actions of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be conclusive. No member of the Committee shall be liable for any determination made or other action or omission in good faith relating to the Plan.

12.  AMENDMENT AND TERMINATION OF THE PLAN

     12.1 The Board may, at any time, amend, suspend or terminate the Plan in any respect; provided, however, that no such termination or amendment shall adversely affect the rights of any Participant with respect to amounts previously credited to him in the Account.

     12.2 The Plan shall automatically terminate at the end of the fifth Plan Year.

13.  NON-ASSIGNABILITY

     No Option shall be assignable or transferable except by will or by the laws of descent and distribution. Options shall be exercisable only by the Participants entitled thereto.

14.  DILUTION AND OTHER ADJUSTMENTS

     In the event of any change in the outstanding Common Stock by reason of a stock dividend or stock split, recapitalization, merger, consolidation, exchange of shares or other corporate change, the Committee may adjust the aggregate number of shares of Stock which may be issued under the Plan, the number of shares of Stock subject to Options granted under the Plan, the Option Price of Options granted under the Plan, and any or all other matters deemed appropriate by the Committee, including, without limitation, making Options exercisable solely for the securities or other property received by the shareholders of the Company by reason of such transactions.

15.  LIMITATIONS ON ISSUANCE OF SHARES OF COMMON STOCK

     15.1 Shares of Common Stock to be issued under the Plan shall be authorized but unissued, or treasury shares. The maximum number of shares of Common Stock which may be issued under the Plan shall be 150,000 shares.

     15.2 Neither the Company nor any Participating Company shall be obligated to honor the exercise of any Option if such would constitute a violation of any applicable law or regulation.

16.  ADOPTION AND APPROVAL OF THE PLAN

     The Plan shall not take effect until approved by the holders of a majority of the shares of Common Stock voting at the meeting. The Plan was adopted by the Board of Directors on February 2, 1998.

/x/  Please mark your
     votes as in this
     example.


1. ELECTION OF DIRECTORS TO SERVE UNTIL THE 1999 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS SHALL HAVE BEEN ELECTED AND QUALIFIED.

          FOR NOMINEES LISTED ON THE           WITHHOLD AUTHORITY TO
        FRONT OF THIS CARD (EXCEPT AS      VOTE FOR ALL NOMINEES LISTED ON
        MARKED TO THE CONTRARY BELOW).         THE FRONT OF THIS CARD.
                    / /                                   / /

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE BOX MARKED "FOR" ABOVE AND WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED.

     ---------------------------------------------------------------------

                                               FOR     AGAINST     ABSTAIN
2.   ADOPTION OF A NEW STOCK OPTION PLAN       / /       / /         / /
     FOR OUTSIDE DIRECTORS TO TAKE EFFECT
     ON JANUARY 1, 1999.

3.   ADOPTION OF A NEW STOCK OPTION AND        / /       / /         / /
     RESTRICTED STOCK PLAN TO TAKE EFFECT
     ON JANUARY 1, 1999.

4.   ADOPTION OF A NEW STOCK OPTION PLAN       / /       / /         / /
     TO TAKE EFFECT ON JANUARY 1, 1999.

5.   ADOPTION OF A NEW EMPLOYEE STOCK          / /       / /         / /
     PURCHASE PLAN TO TAKE EFFECT ON
     JANUARY 1, 1999.

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


Please sign exactly as name appears on the other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please sign your name and indicate full title as such. If a corporation, an authorized officer should sign his/her name and indicate his/her title. If a partnership, please sign in partnership name by authorized person.


                                    Date:
-----------------------------------       --------------------------------------
            Signature


                                    Date:
-----------------------------------       --------------------------------------
    Signature if held jointly

                         RUSS BERRIE AND COMPANY, INC.
                                111 Bauer Drive
                           Oakland, New Jersey 07436

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


 P   The undersigned hereby appoints Russell Berrie and Eric Lohwasser, and each
 R   of them, as proxies of the undersigned, each with the power to appoint his
 O   substitute, and hereby authorizes them to represent and to vote as
 X   designated below all the shares of Common Stock of Russ Berrie and Company,
 Y Inc. held of record by the undersigned on March 6, 1998, at the Annual Meeting of Shareholders to be held on April 22, 1998 and any adjournment thereof.

     Election of Directors. Nominees:             (Change of Address/Comments)
     Raphael Benaroya, Angelica Berrie,
     Russell Berrie, A. Curts Cooke,              ----------------------------
     Ilan Kaufthal, Charles Klatskin,             ----------------------------
     Joseph Kling, William A. Landman and         ----------------------------
     Sidney Slauson                               ----------------------------


     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

     A VOTE FOR ALL PROPOSALS IS RECOMMENDED.                        SEE REVERSE
                                                                         SIDE
     Your vote for the election of Directors and other proposals submitted to Shareholders may be indicated on the reverse.